UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

Third Avenue Focused Credit Fund

ANNUAL REPORT

October 31, 2013

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Value Fund

Portfolio Management Discussion – October 31, 2013
(Unaudited)

At October 31, 2013, the audited net asset values attributable to each of the 637,685 common shares outstanding of the Third Avenue Value Fund Investor Class and 44,841,885 common shares outstanding of the Third Avenue Value Fund Institutional Class were $57.73 and $57.86 per share, respectively. This compares with audited net asset values at October 31, 2012 of $47.23 and $47.22 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2013
	One Year ended 10/31/13	Three Year	Five Year	Ten Year	Since Inception
Third Avenue Value Fund Investor Class†	22.07%	7.03%	N/A	N/A	7.64%
Third Avenue Value Fund Institutional Class^	22.40%	7.28%	12.68%	6.81%	12.04%
MSCI World Index‡	26.48%	12.52%	13.99%	7.95%	7.94%
S&P 500 Index‡	27.18%	16.56%	15.17%	7.46%	10.19%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on November 1, 1990.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

For the fiscal year ended October 31, 2013, the Third Avenue Value Fund (the “Fund”) underperformed its primary global benchmark, the MSCI World Index and it also underperformed the domestic S&P 500 Index. The Fund delivered strong absolute performance for the period, and the majority of holdings performed positively. We note that cash, at an average weight of 12.7% during the fiscal year, cost the Fund 319 basis points of relative performance. Cash, which is a by-product of Third Avenue’s rigorous security selection discipline, serves as a drag on performance in rising markets. Absent the cash drag, performance for the Fund is within 100 basis points of the MSCI World Index.

As geographic and industry concentrations in this Fund are generally the by-product of Fund Management’s security selection, this discussion and analysis will focus on the performance of individual issues within this high conviction portfolio.

The largest single performance detractor was Hang Lung Group, Ltd., a Hong Kong-based real estate developer and operator. Hang Lung saw shares fall 9.1% during the fiscal year. The relative effects of this modest decline are augmented by the rising market. Hang Lung shares fell on macro concerns about Hong Kong’s rental property markets. We believe that the underlying business is sound and had been trimming the position this year.

The next largest performance detractor was EnCana Corp., a North American independent oil & gas exploration and production company. Shares fell 17% over the fiscal year. Natural gas-linked energy stock valuations have been depressed by persistently low gas prices since the onset of the North American shale boom. We believe that EnCana is attractively valued even given low gas prices and added opportunistically to the position as prices fell this year. Additionally, the Fund has built other positions in energy companies, increasing its holdings of Devon Energy Corp. and adding Apache Corp. to the portfolio.

The two largest performance contributors for the fiscal year were Daiwa Securities Group, Inc., a Japan-based securities brokerage and investment bank, and Toyota Industries Corp., a Japan-based industrial conglomerate that is the

1

Third Avenue Trust

Third Avenue Value Fund

Portfolio Management Discussion (continued)

(Unaudited)

largest single shareholder of Toyota Motor. Japan’s markets performed well under Abenomics, the stimulus program pursued by Prime Minister Shinzo Abe and the Bank of Japan. We had purchased Daiwa at a significant discount to tangible book value. Abenomics coincided with significant operating improvements at Daiwa. Toyota Industries, a longtime fund holding, benefitted from improved operations both within its core industrial businesses and at Toyota Motor.

Major dispositions during the fiscal year include long time holding Forest City Enterprises, Inc., in a valuation-based sale, and Applied Materials, Inc. when it announced that it would merge with rival Tokyo Electron. Notable purchases include the aforementioned Apache Corp., Vodafone Group PLC and Lehman Brothers Holdings, Inc., Securities Investor Protection Act (“SIPA”) claims.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2013, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Trust

Third Avenue Value Fund – Investor Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INVESTOR CLASS (TVFVX),
THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2013

Average Annual Total Return

1 Year	3 Years	Since Inception (12/31/09)
22.07%	7.03%	7.64%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Third Avenue Trust

Third Avenue Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INSTITUTIONAL CLASS (TAVFX),
 THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE TEN YEARS ENDED OCTOBER 31, 2013

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
22.40%	7.28%	12.68%	6.81%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

Third Avenue Trust
Third Avenue Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2013 is as follows:

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments
at October 31, 2013

Principal Amount $	Security†	Value (Note 1)
Corporate Bonds & Notes - 0.14%
	Consumer Products - 0.14%
20,270,597	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-In-Kind Interest, due 3/20/17 (b) (c) (d) (e)	$3,691,276
	Total Corporate Bonds & Notes (Cost $20,270,597)	3,691,276
Litigation Claims - 1.05%
	Securities Brokerage - 1.05%
63,101,500	Lehman Brothers Holdings, Inc., SIPA Claims (a)	27,587,187
	Total Litigation Claims (Cost $26,502,630)	27,587,187

Shares
Common Stocks & Warrants - 86.90%
	Asset Management - 7.92%
3,929,350	Bank of New York Mellon Corp. (The)	124,953,330
2,106,074	Brookfield Asset Management, Inc., Class A (Canada)	83,358,409
		208,311,739
	Automotive - 5.14%
3,084,800	Toyota Industries Corp. (Japan)	135,369,796
	Consumer Products - 0.00%#
526,368	Home Products International, Inc. (a) (b) (c) (d)	26,318
	Depository Institutions - 7.25%
10,393,450	Chong Hing Bank, Ltd. (Hong Kong)	46,987,027
1,626,949	Comerica, Inc.	70,446,892
5,844,398	KeyCorp	73,230,307
		190,664,226
Shares	Security†	Value (Note 1)
	Diversified Holding Companies - 14.25%
5,001,000	Cheung Kong Holdings, Ltd. (Hong Kong)	$78,178,924
1,907,456	Investor AB, Class B (Sweden)	61,285,382
171,393,000	Lai Sun Garment International, Ltd. (Hong Kong) (a) (c)	31,170,402
486,565	Pargesa Holding S.A. (Switzerland)	38,743,948
1,231,142	RHJ International (Belgium) (a)	6,435,618
1,982,750	RHJ International (Belgium) (a) (d)	10,364,540
29,148,000	Wheelock & Co., Ltd. (Hong Kong)	148,879,247
		375,058,061
	Financial Insurance - 0.03%
37	Manifold Capital LLC (a) (b) (c) (d)	812,000
	Home Furnishings - 0.01%
94,758	Stanley Furniture Co., Inc. (a)	368,609
	Insurance & Reinsurance - 2.38%
75,858	Alleghany Corp. (a)	30,754,350
127,500	Olympus Re Holdings, Ltd. (Bermuda) (a) (b) (d)	65,025
54,421	White Mountains Insurance Group, Ltd. (Bermuda)	31,785,673
		62,605,048
	Manufactured Housing - 3.86%
1,537,742	Cavco Industries, Inc. (a) (b) (c) (d)	85,815,088
271,366	Cavco Industries, Inc. (a) (c)	15,893,918
		101,709,006
	Non-U.S. Real Estate Operating Companies - 8.50%
17,734,000	Hang Lung Group, Ltd. (Hong Kong)	93,782,278
21,921,322	Henderson Land Development Co., Ltd. (Hong Kong)	129,921,933
		223,704,211

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2013

Shares	Security†	Value (Note 1)
Common Stocks & Warrants (continued)
	Oil & Gas Production & Services - 11.36%
860,000	Apache Corp.	$76,368,000
1,705,889	Devon Energy Corp.	107,846,303
2,165,824	EnCana Corp. (Canada)	38,811,566
1,234,649	Total S.A. (France)	75,880,011
		298,905,880
	Securities Brokerage - 3.98%
11,558,700	Daiwa Securities Group, Inc. (Japan)	104,854,677
	Semiconductor & Related - 3.85%
2,699,323	Intel Corp.	65,944,461
2,336,868	NVIDIA Corp.	35,473,656
		101,418,117
	Software - 1.98%
150,000	Nintendo Co. Ltd. (Japan)	16,810,739
1,550,000	Symantec Corp.	35,247,000
		52,057,739
	Steel & Specialty Steel - 5.32%
1,881,774	POSCO, ADR (South Korea)	140,116,892
	Telecommunications - 3.04%
22,200,000	Vodafone Group PLC (United Kingdom)	79,912,454
	Telecommunications Equipment - 2.38%
3,480,368	Sycamore Networks, Inc. (c)	1,670,577
24,934,737	Tellabs, Inc. (c)	60,840,758
		62,511,335
	U.S. Real Estate Operating Companies - 1.76%
1,221,894	Tejon Ranch Co. (a) (c)	45,234,516
200,255	Tejon Ranch Co. Warrants, expires 8/31/16 (a) (c)	1,071,364
		46,305,880
Shares	Security†	Value (Note 1)
	Utilities - 3.89%
5,956,007	Covanta Holding Corp.	$102,264,640
	Total Common Stocks & Warrants (Cost $1,860,486,975)	2,286,976,628

Investment Amount ($)
Limited Partnerships - 0.01%
	Insurance & Reinsurance - 0.01%
1,805,000	Insurance Partners II Equity Fund, L.P. (a) (b)	169,492
	Total Limited Partnerships (Cost $32,494)	169,492
	Total Investment Portfolio - 88.10% (Cost $1,907,292,696)	2,318,424,583
	Other Assets less Liabilities - 11.90%	313,023,020
	NET ASSETS - 100.00%	$2,631,447,603

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2013

Notes:
ADR:	American Depositary Receipt.
SIPA:	Securities Investor Protection Act of 1970.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security subject to restrictions on resale.
Shares/ Principal Amount ($)	Issuer	Acquisition Date	Cost	Market Value Per Unit
1,537,742	Cavco Industries, Inc.	7/19/13	$85,190,907	$55.81
526,368	Home Products International, Inc.	5/30/07	54,667,471	0.05
$20,270,597	Home Products International, Inc. 2nd Lien, Convertible, 6.000% Payment-In-Kind Interest, due 3/20/17	3/16/07- 10/1/13	20,270,597	18.21
37	Manifold Capital LLC	9/24/97-11/10/06	38,341,514	21,945.95
127,500	Olympus Re Holdings, Ltd.	12/20/01	11,944,342	0.51
1,982,750	RHJ International	3/29/05-3/14/07	50,259,540	5.23

At October 31, 2013, these restricted securities had a total market value of $100,774,247 or 3.83% of net assets of the Fund.
(e)	Payment-In-Kind (“PIK”) security. Income may be paid in additional securities.
†	U.S. unless otherwise noted.
#	Amount represents less than 0.01% of total net assets.
Country Concentration
% of Net Assets
United States	36.70%
Hong Kong	20.10
Japan	9.77
South Korea	5.32
Canada	4.64
United Kingdom	3.04
France	2.88
Sweden	2.33
Switzerland	1.47
Bermuda	1.21
Belgium	0.64
Total	88.10%

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Trust

Third Avenue Value Fund

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $1,551,464,538)	$2,072,198,366
Affiliated issuers (cost of $355,828,158)	246,226,217
Total investments (cost of $1,907,292,696)	2,318,424,583
Cash	310,677,974
Receivable for securities sold	3,663,565
Dividends and interest receivable	4,502,985
Receivable for fund shares sold	148,941
Other assets	126,762
Total assets	2,637,544,810
Liabilities:
Payable for fund shares redeemed	2,442,850
Payable to investment adviser (Note 3)	2,033,290
Payable for shareholder servicing fees (Note 3)	467,570
Payable for reports to shareholders	455,659
Payable for securities purchased	393,561
Accrued expenses	253,425
Payable to trustees and officers	25,462
Distribution fees payable (Note 5)	25,390
Total liabilities	6,097,207
Net assets	$2,631,447,603
Summary of net assets:
Capital stock, $0.001 par value	$2,204,544,277
Accumulated undistributed net investment income	65,156,179
Accumulated net realized loss on investments and foreign currency transactions	(49,440,913)
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	411,188,060
Net assets applicable to capital shares outstanding	$2,631,447,603
Investor Class:
Net assets applicable to 637,685 shares outstanding, unlimited number of shares authorized	$36,810,506
Net asset value, offering and redemption price per share	$57.73
Institutional Class:
Net assets applicable to 44,841,885 shares outstanding, unlimited number of shares authorized	$2,594,637,097
Net asset value, offering and redemption price per share	$57.86

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Trust

Third Avenue Value Fund

Statement of Operations

For the Year Ended October 31, 2013

Investment Income:
Dividends - unaffiliated issuers (net of foreign withholding tax of $2,357,745)	$43,935,016
Dividends - affiliated issuers (Note 4)	22,081,139
Interest - unaffiliated issuers	13,300
Interest - affiliated issuers (Note 4)	1,169,808
Other income	152,635
Total investment income	67,351,898

Expenses:
Investment advisory fees (Note 3)	23,754,806
Shareholder servicing fees (Note 3)	2,662,001
Transfer agent fees	713,801
Reports to shareholders	470,001
Trustees’ and officers’ fees and expenses	351,000
Custodian fees	268,116
Accounting fees	195,400
Auditing and tax fees	167,840
Administration fees (Note 3)	145,168
Insurance	102,732
Legal fees	79,999
Distribution fees (Note 5)	78,768
Registration and filing fees	42,161
Miscellaneous	82,048
Total expenses	29,113,841
Recovery of expenses previously waived (Note 3)	250,396
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(156,847)
Net expenses	29,207,390
Net investment income	38,144,508

Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	196,257,138
Net realized gain on investments - affiliated issuers	4,113,153
Net realized gain on foreign currency transactions	208,603
Net change in unrealized appreciation/(depreciation) on investments	292,331,317
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	81,016
Net gain on investments and foreign currency transactions	492,991,227
Net increase in net assets resulting from operations	$531,135,735

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Trust

Third Avenue Value Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012

Operations:
Net investment income	$38,144,508	$24,546,012
Net realized gain	200,578,894	316,366,432
Net change in unrealized appreciation/(depreciation)	292,412,333	(5,782,677)
Net increase in net assets resulting from operations	531,135,735	335,129,767

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(662,490)	(448,508)
Institutional Class	(67,040,237)	(67,360,806)
Decrease in net assets from dividends and distributions	(67,702,727)	(67,809,314)

Capital Share Transactions:
Proceeds from sale of shares	108,651,386	122,428,639
Net asset value of shares issued in reinvestment of dividends and distributions	62,685,199	64,227,071
Redemption fees	37,496	48,876
Cost of shares redeemed	(631,116,635)	(1,197,206,452)
Cost of shares transferred out for redemption-in-kind transaction (Notes 4 and 6)	—	(106,255,348)
Net decrease in net assets resulting from capital share transactions	(459,742,554)	(1,116,757,214)
Net increase/(decrease) in net assets	3,690,454	(849,436,761)
Net assets at beginning of year	2,627,757,149	3,477,193,910
Net assets at end of year (including accumulated undistributed net investment income of $65,156,179 and $6,265,682, respectively)	$2,631,447,603	$2,627,757,149

The accompanying notes are an integral part of the financial statements.

11

Third Avenue Trust

Third Avenue Value Fund

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,			For the Period Ended
	2013	2012	2011	October 31, 2010*
Investor Class:
Net asset value, beginning of period	$48.47	$44.00	$50.09	$46.32
Income/(loss) from investment operations:
Net investment income@	0.61 **	0.27	0.37	0.59
Net gain/(loss) on investment transactions (both realized and unrealized)	9.89 [3]	4.99 [2]	(5.56)[2]	3.18	[1]
Total from investment operations	10.50	5.26	(5.19)	3.77
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.24)	(0.79)	(0.90)	—
Total dividends and distributions	(1.24)	(0.79)	(0.90)	—
Net asset value, end of period	$57.73	$48.47	$44.00	$50.09
Total return4±	22.07%	12.36%	(10.62%)		8.16%[5]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$36,811	$25,796	$25,547	$18,553
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.35%	1.36%	1.38%		1.46%[6]
After fee waivers/expense offset arrangement/recovery[7]	1.35%†	1.40%†	1.40%†	1.40	%6#
Ratio of net investment income to average net assets	1.15%**	0.61%	0.75%		1.54%[6]
Portfolio turnover rate	21%	16%	6%		2%[5]

[1]	Includes redemption fees of $0.04 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]	Includes redemption fees of less than $0.01 per share.
[4]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[5]	Not annualized.
[6]	Annualized.
[7]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.44 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.33%.
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

12

Third Avenue Trust

Third Avenue Value Fund

Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,
	2013	2012	2011	2010	2009
Institutional Class:
Net asset value, beginning of year	$48.53	$44.08	$50.13	$44.60	$35.16
Income/(loss) from investment operations:
Net investment income@	0.77 **	0.37	0.43	0.71	0.81
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	9.87	4.98	(5.51)	5.96	8.81
Total from investment operations	10.64	5.35	(5.08)	6.67	9.62
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.31)	(0.90)	(0.97)	(1.14)	(0.18)
Distributions from realized gains	—	—	—	—	(0.00)*
Total dividends and distributions	(1.31)	(0.90)	(0.97)	(1.14)	(0.18)
Net asset value, end of year	$57.86	$48.53	$44.08	$50.13	$44.60
Total return2±	22.40%	12.61%	(10.42%)	15.25%	27.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,594,637	$2,601,961	$3,451,647	$5,040,109	$5,688,276
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.10%	1.11%	1.13%	1.19%	1.17%
After fee waivers/expense offset arrangement/recovery[3]	1.10%†	1.15%†	1.15%†	1.15%#	1.17%
Ratio of net investment income to average net assets	1.45%**	0.83%	0.86%	1.55%	2.23%
Portfolio turnover rate	21%	16%	6%	2%	5%

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[3]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.
†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Amount is less than $0.01.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.44 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.63%.
@	Calculated based on the average number of shares outstanding during the year.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

13

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio Management Discussion – October 31, 2013

(Unaudited)

At October 31, 2013, the audited net asset values attributable to each of the 426,864 common shares outstanding of the Third Avenue Small-Cap Value Fund Investor Class and 23,713,829 common shares outstanding of the Third Avenue Small-Cap Value Fund Institutional Class were $28.10 and $28.16 per share, respectively. This compares with audited net asset values at October 31, 2012 of $21.47 and $21.47 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2013
	One Year ended 10/31/13	Three Year	Five Year	Ten Year	Since Inception
Third Avenue Small-Cap Value Fund Investor Class†	30.74%	14.86%	N/A	N/A	13.26%
Third Avenue Small-Cap Value Fund Institutional Class^	31.05%	15.10%	13.65%	7.81%	9.19%
Russell 2000 Index‡	36.28%	17.69%	17.04%	9.03%	8.69%
Russell 2000 Value Index‡	32.83%	16.33%	14.84%	8.78%	9.85%
S&P Small Cap 600 Index‡	39.08%	20.43%	18.41%	10.61%	10.70%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on April 1, 1997.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

For the fiscal year ended October 31, 2013, the Third Avenue Small-Cap Value Fund (the “Fund”) underperformed its benchmark indexes, the Russell 2000 Index, the Russell 2000 Value Index and S&P Small Cap 600 Index. Third Avenue’s investment style emphasizes the purchase of “high quality” companies, defined as companies that are well-capitalized, have asset-rich balance sheets and require minimal or no access to the capital markets in order to fund operations. Over the Fund’s fiscal year and, indeed, over the prolonged period of “easy credit” under the U.S. Federal Reserve’s zero interest rate policies, small-cap investors have discounted the importance of balance sheet strength and have driven up prices for companies that are, in our view, “lower quality” or more speculative. This preference has hurt the Fund’s relative performance, even as it has delivered strong absolute gains. Further, the Fund’s cash, at an average 11% for the period, cost the Fund 348 basis points of relative performance. Cash is a byproduct of Third Avenue’s disciplined security selection. Absent cash, the Fund would have outperformed the Russell 2000 Value Index for the period.

The vast majority of investments in the portfolio delivered positive results during the fiscal year.

The largest single performance detractor during the period was Cloud Peak Energy, Inc., a U.S.-based coal company. Shares of Cloud Peak fell 26% during the year. Though the business has much to recommend it fundamentally, Cloud Peak still needs to improve its export operations in order to make them profitable.

The next largest performance detractor was JAKKS Pacific, Inc., a multi-brand toy company. We disposed of this investment after determining that management would not be able to make necessary improvements to the company’s operations.

The strongest two performance contributors were Oshkosh Corp. and EnerSys, Inc. Oshkosh is a U.S.-based industrial equipment manufacturer that has delivered strong results over the last twelve months. It is not in either of the Fund’s benchmark indexes. EnerSys, a manufacturer of batteries of industrial use, is a new addition to the portfolio.

During the year we added 30 investments to the portfolio and sold 12.

14

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio Management Discussion (continued)

(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2013, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities may be less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Small-Cap Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Russell 2000 Index measures the performance of small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Index, the Russell 2000 Value Index, and the S&P Small Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

15

Third Avenue Trust

Third Avenue Small-Cap Value Fund – Investor Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INVESTOR CLASS (TVSVX),

THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL CAP 600 INDEX

FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2013

Average Annual Total Return

		Since Inception
1 Year	3 Years	(12/31/09)
30.74%	14.86%	13.26%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Third Avenue Trust

Third Avenue Small-Cap Value Fund – Institutional Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INSTITUTIONAL CLASS (TASCX),

THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL CAP 600 INDEX

FOR THE TEN YEARS ENDED OCTOBER 31, 2013

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
31.05%	15.10%	13.65%	7.81%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Industry Diversification

(Unaudited)

The summary of the Fund’s investments as of October 31, 2013 is as follows:

Chemicals & Industrial Materials
Industrial Services
Industrial Equipment
Diversified Holding Companies
Insurance & Reinsurance
Energy Services
Consulting and Information Technology Services
Consumer Products
Metals Manufacturing
Software and Services
Bank & Thrifts
Media
Electronic Components
Healthcare
U.S. Real Estate Operating Companies
U.S. Real Estate Investment Trust
Short Term Investments
Other
Cash & Equivalents (Net)
Industry
0
5
10
15
% of Net Assets

The accompanying notes are an integral part of the financial statements.

18

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments
at October 31, 2013

Shares	Security†	Value (Note 1)
Preferred Stocks - 0.29%
	U.S. Real Estate Investment Trust - 0.29%
76,750	Excel Trust, Inc., 8.125%	$1,937,937
	Total Preferred Stocks (Cost $1,919,828)	1,937,937
Common Stocks - 88.14%
	Asset Management - 0.95%
167,879	Legg Mason, Inc.	6,458,305
	Auto Supply - 0.00%#
1,532	Superior Industries International, Inc.	28,725
	Bank & Thrifts - 4.06%
87,371	City National Corp.	6,300,323
116,184	Commerce Bancshares, Inc.	5,345,626
67,200	Cullen/Frost Bankers, Inc.	4,757,088
119,352	UMB Financial Corp.	7,032,220
427,775	Valley National Bankcorp	4,170,806
		27,606,063
	Banking & Financials - 0.42%
49,691	Cass Information Systems, Inc.	2,848,785
	Chemicals & Industrial Materials - 9.05%
372,415	Axiall Corp.	14,483,220
169,378	Compass Minerals International, Inc.	12,613,580
176,724	Minerals Technologies, Inc.	10,007,880
260,721	Sensient Technologies Corp.	13,591,386
184,224	Stepan Co.	10,845,267
		61,541,333
	Commercial Services - 0.28%
58,614	Weight Watchers International, Inc.	1,882,096

Shares	Security†	Value (Note 1)
	Consulting and Information Technology Services - 4.78%
141,903	FTI Consulting, Inc. (a)	$5,758,424
389,342	ICF International, Inc. (a)	13,479,020
167,539	ManTech International Corp., Class A	4,681,040
99,765	Syntel, Inc.	8,563,828
		32,482,312
	Consumer Products - 4.55%
221,852	Blucora, Inc. (a)	5,242,363
180,039	Cal-Maine Foods, Inc.	9,133,378
147,715	CST Brands, Inc.	4,762,332
46,327	J&J Snack Foods Corp.	3,964,201
142,189	Susser Holdings Corp. (a)	7,797,645
		30,899,919
	Diversified Holding Companies - 5.33%
98,729	Ackermans & van Haaren NV (Belgium)	10,695,832
335,832	Dundee Corp., Class A (Canada) (a)	6,438,672
1,980,031	JZ Capital Partners, Ltd. (Guernsey)	13,969,145
181,882	Leucadia National Corp.	5,154,536
		36,258,185
	Electronic Components - 3.32%
131,126	AVX Corp.	1,737,419
75,348	Bel Fuse, Inc., Class B	1,585,322
187,149	Electronics for Imaging, Inc. (a)	6,421,082
161,511	Ingram Micro, Inc., Class A (a)	3,742,210
345,327	Insight Enterprises, Inc. (a)	7,276,040
64,668	Park Electrochemical Corp.	1,813,937
		22,576,010
	Energy Services - 5.08%
122,679	Era Group, Inc. (a)	3,876,656
378,561	Pioneer Energy Services Corp. (a)	3,179,912
111,029	SEACOR Holdings, Inc.	10,858,636
275,695	SemGroup Corp., Class A	16,649,221
		34,564,425

The accompanying notes are an integral part of the financial statements.

19

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2013

Shares	Security†	Value (Note 1)
Common Stocks (continued)
	Forest Products & Paper - 1.26%
326,311	P.H. Glatfelter Co.	$8,549,348
	Healthcare - 2.64%
139,415	Cross Country Healthcare, Inc. (a)	828,125
185,344	Teleflex, Inc.	17,085,010
		17,913,135
	Industrial Capital Equipment Manufacturers - 1.67%
169,953	Electro Scientific Industries, Inc.	2,036,037
353,889	Rofin-Sinar Technologies, Inc. (a)	9,289,586
		11,325,623
	Industrial Equipment - 7.82%
129,283	Alamo Group, Inc.	6,100,865
310,271	EnerSys, Inc.	20,586,481
348,217	LSB Industries, Inc. (a)	12,786,528
129,372	Oshkosh Corp. (a)	6,156,813
486,978	Wacker Neuson SE (Germany)	7,497,971
		53,128,658
	Industrial Services - 9.03%
315,557	ABM Industries, Inc.	8,680,973
112,418	Cubic Corp.	5,901,945
190,940	Darling International, Inc. (a)	4,443,174
376,771	EMCOR Group, Inc.	13,963,133
201,793	Orbital Sciences Corp. (a)	4,655,364
380,715	Tetra Tech, Inc. (a)	9,948,083
134,410	UniFirst Corp.	13,820,036
		61,412,708
	Insurance & Reinsurance - 6.63%
35,875	Alleghany Corp. (a)	14,544,442
236,304	Arch Capital Group, Ltd. (Bermuda) (a)	13,696,180
368,685	HCC Insurance Holdings, Inc.	16,830,470
		45,071,092

Shares	Security†	Value (Note 1)
	Media - 3.81%
104,219	Liberty Media Corp., Class A (a)	$15,936,127
104,826	Madison Square Garden, Co. (The), Class A (a)	6,344,070
119,299	Starz, Class A (a)	3,596,865
		25,877,062
	Metals Manufacturing - 4.55%
228,824	Encore Wire Corp.	11,333,653
129,476	Kaiser Aluminum Corp.	8,733,156
235,496	Kennametal, Inc.	10,832,816
		30,899,625
	Mining - 0.64%
280,104	Cloud Peak Energy, Inc. (a)	4,372,423
	Non-U.S. Real Estate
	Investment Trust - 0.53%
693,622	Segro PLC (United Kingdom)	3,634,545
	Retail - 1.64%
170,159	American Eagle Outfitters, Inc.	2,635,763
193,672	Ascena Retail Group, Inc. (a)	3,832,769
127,932	Big Lots, Inc. (a)	4,651,608
		11,120,140
	Securities Trading Services - 0.57%
111,048	Broadridge Financial Solutions, Inc.	3,904,448
	Software and Services - 4.41%
398,824	Allscripts Healthcare Solutions, Inc. (a)	5,515,736
246,021	CSG Systems International, Inc.	6,854,145
82,955	InterDigital, Inc.	3,214,506
554,455	Progress Software Corp. (a)	14,393,652
		29,978,039
	Telecommunications Equipment - 0.59%
1,635,257	Tellabs, Inc.	3,990,027

The accompanying notes are an integral part of the financial statements.

20

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2013

Shares	Security†	Value (Note 1)
Common Stocks (continued)
	U.S. Real Estate Investment Trust - 1.93%
263,105	Excel Trust, Inc.	$3,178,308
96,162	Post Properties, Inc.	4,398,450
159,284	Tanger Factory Outlet Centers	5,551,047
		13,127,805
	U.S. Real Estate Operating Companies - 2.60%
160,127	Alico, Inc.	6,398,675
197,369	Brookdale Senior Living, Inc. (a)	5,344,753
84,239	Vail Resorts, Inc.	5,934,638
		17,678,066
	Total Common Stocks (Cost $416,576,161)	599,128,902

Units
Limited Partnerships - 1.69%
	Diversified Holding Companies - 1.69%
400,000	AP Alternative Assets, L.P. (Guernsey) (a) (b)	11,500,000
	Total Limited Partnerships (Cost $8,000,000)	11,500,000

Principal Amount ($)	Security†	Value (Note 1)
Short Term Investments - 5.15%
	U.S. Government Obligations - 5.15%
35,000,000	U.S. Treasury Bills, 0.01%‡, due 12/12/13	$34,999,601
	Total Short Term Investments (Cost $34,999,601)	34,999,601
	Total Investment Portfolio - 95.27% (Cost $461,495,590)	647,566,440
	Other Assets less Liabilities - 4.73%	32,140,193
	NET ASSETS - 100.00%	$679,706,633

Notes:

(a) Non-income producing security.

(b) Security subject to restrictions on resale.

Units	Issuer	Acquisition Date	Cost	Market Value Per Unit
400,000	AP Alternative Assets, L.P.	6/8/06	$8,000,000	$28.75

At October 31, 2013, the restricted security had a total market value of $11,500,000 or 1.69% of net assets of the Fund.

#	Amount represents less than 0.01% of total net assets.
†	U.S. unless otherwise noted.
‡	Annualized yield at date of purchase.

Country Concentration

% of Net Assets
United States*	85.35%
Guernsey	3.75
Bermuda	2.02
Belgium	1.57
Germany	1.10
Canada	0.95
United Kingdom	0.53
Total	95.27%

*	Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

21

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments at value (Note 1) (cost of $461,495,590)	$647,566,440
Cash	30,771,719
Receivable for securities sold	7,491,502
Dividends and interest receivable	947,556
Receivable for fund shares sold	50,863
Other assets	48,998
Total assets	686,877,078

Liabilities:
Payable for securities purchased	5,326,709
Payable for fund shares redeemed	934,494
Payable to investment adviser (Note 3)	520,114
Accrued expenses	240,139
Payable for shareholder servicing fees (Note 3)	126,872
Distribution fees payable (Note 5)	15,162
Payable to trustees and officers	6,955
Total liabilities	7,170,445
Net assets	$679,706,633

Summary of net assets:
Capital stock, $0.001 par value	$459,608,793
Accumulated distributions in excess of net investment income	(6,399,388)
Accumulated net realized gains on investments and foreign currency transactions	40,406,154
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	186,091,074
Net assets applicable to capital shares outstanding	$679,706,633

Investor Class:
Net assets applicable to 426,864 shares outstanding, unlimited number of shares authorized	$11,995,128
Net asset value, offering and redemption price per share	$28.10

Institutional Class:
Net assets applicable to 23,713,829 shares outstanding, unlimited number of shares authorized	$667,711,505
Net asset value, offering and redemption price per share	$28.16

The accompanying notes are an integral part of the financial statements.

22

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $144,705)	$11,320,304
Interest	40,553
Total investment income	11,360,857

Expenses:
Investment advisory fees (Note 3)	5,901,571
Shareholder servicing fees (Note 3)	648,001
Transfer agent fees	271,001
Reports to shareholders	128,998
Trustees’ and officers’ fees and expenses	85,997
Auditing and tax fees	78,000
Accounting fees	56,038
Registration and filing fees	36,762
Administration fees (Note 3)	36,065
Custodian fees	31,301
Insurance	25,478
Legal fees	24,999
Distribution fees (Note 5)	24,996
Miscellaneous	21,998
Total expenses	7,371,205
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(13,401)
Net expenses	7,357,804
Net investment income	4,003,053
Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments	41,065,506
Net realized gain on foreign currency transactions	3,642
Net change in unrealized appreciation/(depreciation) on investments	131,655,409
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	17,704
Net gain on investments and foreign currency transactions	172,742,261
Net increase in net assets resulting from operations	$176,745,314

The accompanying notes are an integral part of the financial statements.

23

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$4,003,053	$448,185
Net realized gain	41,069,148	13,907,991
Net change in unrealized appreciation/(depreciation)	131,673,113	52,133,284
Net increase in net assets resulting from operations	176,745,314	66,489,460

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(56,749)	(8,103)
Institutional Class	(5,943,573)	(2,494,214)
Net realized gains:
Investor Class	(182,590)	(24,878)
Institutional Class	(14,015,569)	(2,505,656)
Decrease in net assets from dividends and distributions	(20,198,481)	(5,032,851)

Capital Share Transactions:
Proceeds from sale of shares	39,489,467	36,473,702
Net asset value of shares issued in reinvestment of dividends and distributions	19,454,567	4,827,339
Redemption fees	9,098	7,802
Cost of shares redeemed	(185,694,079)	(254,849,194)
Net decrease in net assets resulting from capital share transactions	(126,740,947)	(213,540,351)
Net increase/(decrease) in net assets	29,805,886	(152,083,742)
Net assets at beginning of year	649,900,747	801,984,489
Net assets at end of year (including accumulated distributions in excess of net investment income of $(6,399,388) and $(6,037,899), respectively)	$679,706,633	$649,900,747

The accompanying notes are an integral part of the financial statements.

24

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

				For the Period
	Years Ended October 31,			Ended
	2013	2012	2011	October 31, 2010*
Investor Class:
Net asset value, beginning of period	$22.13	$20.25	$19.35	$18.19
Income/(loss) from investment operations:
Net investment income/(loss)@	0.06 **	(0.04)	(0.01)	0.02
Net gain on investment transactions (both realized and unrealized)	6.57 [2]	2.01 [2]	1.10 [1]	1.14	[2]
Total from investment operations	6.63	1.97	1.09	1.16
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.16)	(0.02)	(0.19)	—
Distributions from realized gains	(0.50)	(0.07)	—	—
Total dividends and distributions	(0.66)	(0.09)	(0.19)	—
Net asset value, end of period	$28.10	$22.13	$20.25	$19.35
Total return3±	30.74%	9.77%	5.58%	6.38%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,995	$8,216	$7,490	$4,505
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.37%	1.38%	1.39%	1.42%[5]
After fee waivers/expense offset arrangement/recovery[6]	1.37%	1.38%†	1.40%†	1.40	%5#
Ratio of net investment income/(loss) to average net assets	0.25%**	(0.18%)	(0.07%)	0.10%[5]
Portfolio turnover rate	39%	33%	34%	9%[4]

[1]	Includes redemption fees of $0.02 per share.
[2]	Includes redemption fees of less than $0.01 per share.
[3]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[4]	Not annualized.
[5]	Annualized.
[6]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
**	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income/(loss) to average net assets would have been (0.18%).
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

25

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,
	2013	2012	2011	2010	2009
Institutional Class:
Net asset value, beginning of year	$22.18	$20.30	$19.38	$17.17	$16.45
Income from investment operations:
Net investment income@	0.15 **	0.01	0.03	0.12	0.19
Net gain on investment transactions (both realized and unrealized)[1]	6.54	2.01	1.10	2.23	1.18
Total from investment operations	6.69	2.02	1.13	2.35	1.37
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.21)	(0.07)	(0.21)	(0.14)	(0.12)
Distributions from realized gains	(0.50)	(0.07)	—	—	(0.53)
Total dividends and distributions	(0.71)	(0.14)	(0.21)	(0.14)	(0.65)
Net asset value, end of year	$28.16	$22.18	$20.30	$19.38	$17.17
Total return2±	31.05%	9.99%	5.80%	13.73%	9.34%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$667,712	$641,684	$794,495	$1,050,173	$1,217,827
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.12%	1.13%	1.14%	1.16%	1.13%
After fee waivers/expense offset arrangement/recovery[3]	1.12%	1.13%†	1.15%†	1.14%#	1.13%
Ratio of net investment income to average net assets	0.62%**	0.07%	0.15%	0.65%	1.29%
Portfolio turnover rate	39%	33%	34%	9%	15%

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[3]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.
†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
**	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.19%.
@	Calculated based on the average number of shares outstanding during the year.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

26

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion – October 31, 2013
(Unaudited)

At October 31, 2013, the audited net asset values attributable to each of the 4,937,702 common shares outstanding of the Third Avenue Real Estate Value Fund Investor Class and 68,009,818 common shares outstanding of the Third Avenue Real Estate Value Fund Institutional Class were $29.40 and $29.56 per share, respectively. This compares with audited net asset values at October 31, 2012 of $24.31 and $24.39 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2013
	One Year ended 10/31/13	Three Year	Five Year	Ten Year	Since Inception
Third Avenue Real Estate Value Fund Investor Class†	20.61%	13.24%	N/A	N/A	13.49%
Third Avenue Real Estate Value Fund Institutional Class^	20.87%	13.50%	16.62%	9.10%	11.94%
FTSE EPRA/NAREIT Developed Index‡	13.16%	10.02%	15.33%	10.04%	10.91%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on September 17, 1998.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

For the fiscal year ended 2013, the Third Avenue Real Estate Value Fund (the “Fund”) outperformed the benchmark FTSE/EPRA NAREIT Developed Index by more than 700 basis points despite a 238 relative performance drag from its average 16% cash position. Some of the outperformance can be explained by reversals in the U.S. Real Estate Investment Trust (“REIT”) sector in response to spikes in 10 year Treasury rates in the U.S. The Fund’s strategy has favored real estate operating companies (“REOCs”) because, unlike REITs, REOCs can reinvest cash flows in their businesses. Unlike most real estate mutual funds, the Fund is managed for total return with an emphasis on capital appreciation rather than in pursuit of current income.

The strongest performance contributor was the Fund’s units of Newhall Holding Co. LLC. These units more than doubled in value during the year as sales were made in multiple private transactions. The Fund seized the opportunity to lighten its weighting to this investment and to realize some profits.

The second strongest performance contributor was Lowe’s Cos., Inc., the second largest home improvement retailer in the U.S. Lowe’s continues to deliver strong results as real estate markets improve throughout North America. The company is also expanding into Australia, in partnership with Woolworth’s. Lowe’s shares climbed 56% during the year.

The third strongest performance contributor was Forest City Enterprises, Inc., the Fund’s largest holding. During the fiscal year, management employed an options strategy to protect against downside risk and to help manage the position size in the event of further appreciation (which materialized as the share price climbed 26% for the year).

No investment cost the Fund more than 17 basis points of performance on an absolute basis.

Aside from options transactions, management initiated 15 new investments (13 equities, 2 bonds) and sold three positions during the year.

27

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2013, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund’s investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Real Estate Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The FTSE EPRA/NAREIT Developed Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets. The FTSE EPRA/NAREIT Developed Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

28

Third Avenue Trust

Third Avenue Real Estate Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INVESTOR CLASS (TVRVX)

AND THE FTSE EPRA/NAREIT DEVELOPED INDEX

FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2013

Average Annual Total Return

		Since Inception
1 Year	3 Years	(12/31/09)
20.61%	13.24%	13.49%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29

Third Avenue Trust

Third Avenue Real Estate Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INSTITUTIONAL CLASS (TAREX)

AND THE FTSE EPRA/NAREIT DEVELOPED INDEX
FOR THE TEN YEARS ENDED OCTOBER 31, 2013

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
20.87%	13.50%	16.62%	9.10%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

30

Third Avenue Trust

Third Avenue Real Estate Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2013 is as follows:

The accompanying notes are an integral part of the financial statements.

31

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments
at October 31, 2013

Principal			Value
Amount (‡)		Security†	(Note 1)
Corporate Bonds & Notes - 1.25%
		Non-U.S. Real Estate Operating Companies - 1.25%
26,000,000	EUR	IVG Finance B.V., due 3/29/17 (Netherlands)*	$27,030,454
		Total Corporate Bonds & Notes (Cost $22,828,297)	27,030,454

Shares
Common Stocks & Warrants - 78.00%
		Banks - 1.60%
1,245,000		PNC Financial Services Group, Inc. Warrants, expires 12/31/18 (a)	20,629,650
910,528		Wells Fargo & Co. Warrants, expires 10/28/18 (a)	13,885,552
			34,515,202
		Forest Products & Paper - 4.36%
3,091,058		Weyerhaeuser Co. (c)	93,968,163
		Lodging & Hotels - 3.29%
6,117,746		Hersha Hospitality Trust (c)	34,687,620
450,000		Hyatt Hotels Corp., Class A (a)	21,420,000
1,624,816		Millennium & Copthorne Hotels PLC (United Kingdom)	14,836,896
			70,944,516
		Non-U.S. Homebuilder - 2.13%
25,961,973		Taylor Wimpey PLC (United Kingdom)	45,873,770
		Non-U.S. Real Estate Consulting/Management - 1.21%
2,505,167		Savills PLC (United Kingdom)	26,109,297
		Value
Shares	Security†	(Note 1)
	Non-U.S. Real Estate Investment Trusts - 16.98%
29,880,091	Commonwealth Property Office Fund (Australia)	$33,748,303
673,655	Derwent London PLC (United Kingdom)	27,046,870
41,415,719	Dexus Property Group (Australia)	42,471,447
9,746,440	Federation Centres Ltd. (Australia)	22,845,455
7,957,812	Hammerson PLC (United Kingdom)	67,498,558
8,839,052	Segro PLC (United Kingdom)	46,316,196
800,000	Wereldhave N.V. (Netherlands)	62,272,067
6,240,298	Westfield Group (Australia)	63,816,754
		366,015,650
	Non-U.S. Real Estate Operating Companies - 21.77%
1,546,126	Brookfield Asset Management, Inc., Class A (Canada)	61,195,667
5,727,000	Cheung Kong Holdings, Ltd. (Hong Kong)	89,528,234
3,389,950	City Developments Ltd. (Singapore)	28,108,586
8,377,000	Hang Lung Properties Ltd. (Hong Kong)	27,606,391
9,489,689	Henderson Land Development Co., Ltd. (Hong Kong)	56,242,901
11,373,967	Hysan Development Co., Ltd. (Hong Kong)	53,180,228
21,869,072	Quintain Estates & Development PLC (United Kingdom) (a)	34,013,180
22,722,286	Songbird Estates PLC (United Kingdom) (a)	58,293,100
11,975,500	Wheelock & Co., Ltd. (Hong Kong)	61,167,264
		469,335,551
	Retail-Building Products - 3.88%
1,681,330	Lowe’s Cos., Inc.	83,696,607
	Senior Housing - 1.37%
1,090,295	Brookdale Senior Living, Inc. (a)	29,525,189

The accompanying notes are an integral part of the financial statements.

32

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2013

		Value
Shares	Security†	(Note 1)
Common Stocks & Warrants (continued)
	U.S. Real Estate Investment Trusts - 10.29%
1,318,506	CommonWealth REIT	$32,131,991
4,196,831	First Industrial Realty Trust, Inc.	75,836,736
292,265	First Potomac Realty Trust	3,591,937
519,557	Post Properties, Inc.	23,764,537
839,578	Tanger Factory Outlet Centers	29,259,293
641,794	Vornado Realty Trust	57,158,174
		221,742,668
	U.S. Real Estate Operating Companies - 11.12%
500,500	Consolidated-Tomoka Land Co. (b)	18,778,760
5,846,798	Forest City Enterprises, Inc., Class A (a)	118,456,127
941,627	Tejon Ranch Co. (a)	34,859,032
139,089	Tejon Ranch Co. Warrants, expires 8/31/16 (a)	744,126
7,354,979	Thomas Properties Group, Inc. (b)	50,013,857
3,369,444	Trinity Place Holdings, Inc. (a) (d) (e)	16,751,774
		239,603,676
	Total Common Stocks & Warrants (Cost $1,162,018,345)	1,681,330,289
Units
Private Equities - 4.23%
	U.S. Real Estate Operating Companies - 4.23%
28,847,217	Newhall Holding Co. LLC, Class A Units (a) (b)	91,229,323
	Total Private Equities (Cost $75,516,192)	91,229,323
Notional			Value
Amount (‡)		Security†	(Note 1)
Purchased Options - 0.02%
		Foreign Currency Put Options - 0.02% (a)
35,000,000	AUD	Australian Currency, strike 0.8805 AUD, expires 11/6/13	$0
54,000,000	AUD	Australian Currency, strike 0.9015 AUD, expires 12/5/13	67,754
39,000,000	AUD	Australian Currency, strike 0.9285 AUD, expires 1/8/14	381,190
		Total Purchased Options (Cost $2,040,020)	448,944
		Total Investment
		Portfolio - 83.50% (Cost $1,262,402,854)	1,800,039,010
		Other Assets less Liabilities - 16.50% (f)	355,687,409
		NET ASSETS - 100.00%	$2,155,726,419

Notes:

AUD: Australian Dollar

EUR: Euro

REIT-Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Security is a Real Estate Investment Trust.
(d)	Fair-valued security.
(e)	Security subject to restrictions on resale.

				Market
		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
3,369,444	Trinity Place Holdings, Inc.	10/2/13	$13,477,776	$4.97

At October 31, 2013, the restricted security had a total market value of $16,751,774 or 0.78% of net assets of the Fund.

(f)	Includes restricted cash pledged to broker as collateral management for forward foreign currency contracts and options.
*	Issuer in default.
†	U.S. unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

33

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2013

Country Concentration

% of
Net Assets
United States	39.45%
United Kingdom	14.84
Hong Kong	13.35
Australia	7.58
Netherlands	4.14
Canada	2.84
Singapore	1.30
Total	83.50%

Schedule of Written Options

		Expiration
Notional Amount (‡)	Security	Date	Strike Price	Value
35,000,000 AUD	Australian Currency, Call	11/6/13	0.8975 AUD	$(1,777,759)
54,000,000 AUD	Australian Currency, Call	12/5/13	0.9150 AUD	(1,722,697)
39,000,000 AUD	Australian Currency, Call	1/8/14	0.9495 AUD	(422,116)
	(Premiums received $2,040,020)			$(3,922,572)

AUD:	Australian Dollar
‡	Denominated in U.S. Dollars unless otherwise noted.

Schedule of Forward Foreign Currency Contracts

		Settlement	Settlement	Value at	Unrealized
Contracts to Sell	Counterparty	Date	Value ($)	10/31/13	Depreciation
56,000,000 EUR	Goldman, Sachs & Co.	12/23/13	$75,144,727	$76,040,103	$(895,376)

EUR: Euro

The accompanying notes are an integral part of the financial statements.

34

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $1,135,244,284)	$1,639,568,126
Affiliated issuers (cost of $125,118,550)	160,021,940
Total investments (cost of $1,260,362,834)	1,799,590,066
Cash	352,860,018
Restricted cash pledged to counterparty for collateral management	5,450,337
Receivable for fund shares sold	3,368,265
Dividends and interest receivable	2,366,283
Purchased foreign currency options (cost $2,040,020)	448,944
Other assets	111,817
Total assets	2,164,195,730
Liabilities:
Written foreign currency options at value (premiums received $2,040,020)	3,922,572
Payable to investment adviser (Note 3)	1,623,808
Payable for fund shares redeemed	1,059,059
Unrealized depreciation for forward foreign currency contracts	895,376
Accrued expenses	398,632
Payable for shareholder servicing fees (Note 3)	352,755
Payable for securities purchased	143,629
Distribution fees payable (Note 5)	54,826
Payable to trustees and officers	18,654
Total liabilities	8,469,311
Net assets	$2,155,726,419
Summary of net assets:
Capital stock, $0.001 par value	$1,610,655,034
Accumulated distributions in excess of net investment income	(13,767,666)
Accumulated net realized gains on investments and foreign currency transactions	23,964,892
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	534,874,159
Net assets applicable to capital shares outstanding	$2,155,726,419
Investor Class:
Net assets applicable to 4,937,702 shares outstanding, unlimited number of shares authorized	$145,169,469
Net asset value, offering and redemption price per share	$29.40
Institutional Class:
Net assets applicable to 68,009,818 shares outstanding, unlimited number of shares authorized	$2,010,556,950
Net asset value, offering and redemption price per share	$29.56

The accompanying notes are an integral part of the financial statements.

35

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Operations
For the Year Ended October 31, 2013

Investment Income:
Dividends - unaffiliated issuers (net of foreign withholding tax of $2,305,638)	$32,275,646
Dividends - affiliated issuers (Note 4)	25,025
Interest	478,183
Other income	33,575
Total investment income	32,812,429

Expenses:
Investment advisory fees (Note 3)	17,066,479
Shareholder servicing fees (Note 3)	1,800,001
Transfer agent fees	435,002
Reports to shareholders	299,998
Trustees’ and officers’ fees and expenses	234,700
Custodian fees	222,391
Distribution fees (Note 5)	217,606
Accounting fees	148,999
Legal fees	111,998
Administration fees (Note 3)	104,295
Auditing and tax fees	76,500
Insurance	63,822
Registration and filing fees	55,549
Miscellaneous	63,001
Total expenses	20,900,341
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(152,415)
Net expenses	20,747,926
Net investment income	12,064,503

Realized and unrealized gain/(loss) on investments, written options and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	33,303,115
Net realized loss on investments - affiliated issuers	(37,759)
Net realized gain on written equity options	4,530,812
Net realized gain on foreign currency transactions	8,139,771
Net change in unrealized appreciation/(depreciation) on investments	307,680,945
Net change in unrealized appreciation/(depreciation) on written equity options	(1,365,959)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(2,751,385)
Net gain on investments and foreign currency transactions	349,499,540
Net increase in net assets resulting from operations	$361,564,043

The accompanying notes are an integral part of the financial statements.

36

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$12,064,503	$15,644,458
Net realized gain	45,935,939	104,353,384
Net change in unrealized appreciation/(depreciation)	303,563,601	232,665,267
Net increase in net assets resulting from operations	361,564,043	352,663,109

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(1,984,170)	—
Institutional Class	(55,413,731)	—
Net realized gains:
Investor Class	(3,241,659)	—
Institutional Class	(85,265,725)	—
Decrease in net assets from dividends and distributions	(145,905,285)	—

Capital Share Transactions:
Proceeds from sale of shares	502,790,138	296,541,682
Net asset value of shares issued in reinvestment of dividends and distributions	137,806,815	—
Redemption fees	65,503	63,444
Cost of shares redeemed	(450,890,690)	(526,419,972)
Net increase/(decrease) in net assets resulting from capital share transactions	189,771,766	(229,814,846)
Net increase in net assets	405,430,524	122,848,263
Net assets at beginning of year	1,750,295,895	1,627,447,632
Net assets at end of year (including accumulated distributions in excess of net investment income and accumulated undistributed net investment income of $(13,767,666) and $9,629,148, respectively)	$2,155,726,419	$1,750,295,895

The accompanying notes are an integral part of the financial statements.

37

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

				For the Period
	Years Ended October 31,			Ended
	2013	2012	2011	October 31, 2010*
Investor Class:
Net asset value, beginning of period	$26.53	$21.40	$22.90	$20.47
Income/(loss) from investment operations:
Net investment income@	0.10	0.16	0.02	0.40
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	4.99	4.97	(0.63)	2.03
Total from investment operations	5.09	5.13	(0.61)	2.43
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.84)	—	(0.89)	—
Distributions from realized gains	(1.38)	—	—	—
Total dividends and distributions	(2.22)	—	(0.89)	—
Net asset value, end of period	$29.40	$26.53	$21.40	$22.90
Total return2±	20.61%	23.97%	(2.89%)		11.87%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$145,169	$60,684	$48,327	$28,594
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.34%	1.34%	1.38%		1.44%[4]
After fee waivers/expense offset arrangement/recovery[5]	1.33%	1.34%	1.40%†	1.40	%4#
Ratio of net investment income to average net assets	0.36%	0.68%	0.11%		2.27%[4]
Portfolio turnover rate	13%	4%	32%		26%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

38

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,
	2013	2012	2011	2010	2009
Institutional Class:
Net asset value, beginning of year	$26.66	$21.45	$22.93	$19.86	$16.21
Income/(loss) from investment operations:
Net investment income@	0.18	0.22	0.06	0.44	0.63
Net gain/(loss) on investment transactions (both realized and unrealized)	4.99 [2]	4.99 [2]	(0.62)[2]	2.89 [2]	3.45 [1]
Total from investment operations	5.17	5.21	(0.56)	3.33	4.08
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.89)	—	(0.92)	(0.26)	(0.43)
Distributions from realized gains	(1.38)	—	—	—	—
Total dividends and distributions	(2.27)	—	(0.92)	(0.26)	(0.43)
Net asset value, end of year	$29.56	$26.66	$21.45	$22.93	$19.86
Total return3±	20.87%	24.29%	(2.66%)	16.94%	26.16%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,010,557	$1,689,612	$1,579,121	$1,652,647	$1,381,313
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.09%	1.09%	1.13%	1.18%	1.18%
After fee waivers/expense offset arrangement/recovery[4]	1.08%	1.09%	1.15%†	1.14%#	1.18%
Ratio of net investment income to average net assets	0.65%	0.96%	0.26%	2.09%	4.00%
Portfolio turnover rate	13%	4%	32%	26%	24%

[1]	Includes redemption fees of $0.01 per share.
[2]	Includes redemption fees of less than $0.01 per share.
[3]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[4]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.
†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the year.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

39

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion – October 31, 2013
(Unaudited)

At October 31, 2013, the audited net asset values attributable to each of the 1,753,846 common shares outstanding of the Third Avenue International Value Fund Investor Class and 61,142,037 common shares outstanding of the Third Avenue International Value Fund Institutional Class were $19.96 and $20.00 per share, respectively. This compares with audited net asset values at October 31, 2012 of $16.03 and $16.01 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods
		ended October 31, 2013
	One Year ended	Three	Five	Ten	Since
	10/31/13	Year	Year	Year	Inception
Third Avenue International Value Fund Investor Class†	24.49%	8.32%	N/A	N/A	7.86%
Third Avenue International Value Fund Institutional Class^	24.89%	8.59%	13.29%	8.73%	10.16%
MSCI All Country World ex US Index‡	20.80%	6.52%	12.99%	8.95%	8.35%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on December 31, 2001.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

For the fiscal year ended October 31, 2013, the Third Avenue International Value Fund (the “Fund”) outperformed its benchmark MSCI All Country World ex U.S. Index by 409 basis points, despite a 212 basis point relative performance drag associated with the Fund’s average 10% cash position.

The vast majority of the Fund’s holdings delivered positive results during the fiscal year. Daiwa Securities Group, Inc., a Japan-based brokerage and investment bank purchased at a significant discount to tangible book value saw its shares climb 137% over the course of the 12 months. Management successfully employed an options strategy to guard against downside risk and to help manage the position size as it appreciated.

The second strongest performance contributor was U.K. homebuilder Taylor Wimpey PLC, purchased after the company had been restructured at a very low valuation, well in advance of any signs of recovery in the U.K. housing markets. Taylor Wimpey returned 81% over the period.

There were three significant detractors, despite the Fund’s positive performance. Kinross Gold Corp. and Newmont Mining Corp. both saw share prices tumble as gold spot prices fell. Netia S.A., the second largest cable and fixed line communications provider in Poland saw its share price fall modestly (8.7%). In all three cases we retain strong conviction that these are fundamentally strong businesses that are undervalued.

During the year we added six investments to the portfolio and disposed of eight. Straits Trading Co. Ltd. entered the portfolio as part of an exchange of shares for the Fund’s investment in WBL Corp., Ltd., which was formerly the largest position in the portfolio. Straits, which was for a time the largest single shareholder of WBL, disposed of its WBL shares and paid a dividend to the Fund. Straits Trading remains a top holding of the portfolio.

40

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2013, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue International Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI All Country World ex US Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

41

Third Avenue Trust
Third Avenue International Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND – INVESTOR CLASS (TVIVX)
AND THE MSCI ALL COUNTRY WORLD EX US INDEX
FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2013

Average Annual Total Return

		Since Inception
1 Year	3 Years	(12/31/09)
24.49%	8.32%	7.86%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

42

Third Avenue Trust
Third Avenue International Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND – INSTITUTIONAL CLASS (TAVIX)
AND THE MSCI ALL COUNTRY WORLD EX US INDEX
FOR THE TEN YEARS ENDED OCTOBER 31, 2013

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
24.89%	8.59%	13.29%	8.73%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

43

Third Avenue Trust
Third Avenue International Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2013 is as follows:

The accompanying notes are an integral part of the financial statements.

44

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments
at October 31, 2013

Shares	Security†	Value (Note 1)
Common Stocks and Warrants - 90.17%
	Advertising - 1.90%
874,800	Asatsu-DK, Inc. (Japan)	$23,958,470
	Automotive - 5.16%
396,816	Daimler AG (Germany)	32,563,793
173,261	D’ieteren S.A./N.V. (Belgium)	8,174,797
356,447	LEONI AG (Germany)	24,203,221
		64,941,811
	Building & Construction Products/Services - 3.85%
10,405,851	Tenon, Ltd. (New Zealand) (a) (b)	12,635,038
1,310,706	Titan Cement Co. S.A. (Greece) (a)	35,770,309
		48,405,347
	Capital Goods - 2.63%
739,982	Nexans S.A. (France)	33,055,095
	Corporate Services - 0.89%
22,522,784	Boardroom, Ltd. (Singapore) (b)	11,150,791
	Diversified Holding Companies - 9.79%
8,734,788	GP Investments, Ltd., BDR (Brazil) (a) (b)	15,674,425
1,485,233	Leucadia National Corp.	42,091,503
535,215	LG Corp. (South Korea)	31,636,088
424,236	Pargesa Holding S.A. (Switzerland)	33,780,846
		123,182,862
	Diversified Operations - 2.72%
2,745,200	Hutchison Whampoa, Ltd. (Hong Kong)	34,204,349
	Forest Products & Paper - 5.88%
67,993,649	Rubicon, Ltd. (New Zealand) (a) (b)	19,937,850
1,776,243	Weyerhaeuser Co. (c)	53,997,787
		73,935,637
	Health Care - 1.59%
2,187,704	Piramal Enterprises Ltd. (India)	20,008,120
	Household Appliances - 0.74%
599,260	De’Longhi S.p.A. (Italy)	9,275,589
Shares	Security†	Value (Note 1)
	Insurance - 10.19%
257,238	Allianz SE (Germany)	$43,274,074
208,078	Munich Re (Germany)	43,479,660
71,107	White Mountains Insurance Group, Ltd. (Bermuda)	41,531,466
		128,285,200
	Investment Technology Services - 1.60%
156,106	Otsuka Corp. (Japan)	20,209,797
	Media - 2.43%
1,203,698	Vivendi S.A. (France)	30,553,739
	Metals & Mining - 1.82%
2,578,946	Kinross Gold Corp. (Canada)	13,109,302
20,657	Kinross Gold Corp. Warrants, expires 9/17/14 (Canada) (a)	793
358,781	Newmont Mining Corp.	9,780,370
		22,890,465
	Oil & Gas Production & Services - 2.13%
2,531,528	Precision Drilling Corp. (Canada)	26,780,563
	Other Financial - 2.45%
56,537,892	Yuanta Financial Holding Co., Ltd. (Taiwan)	30,790,390
	Pharmaceuticals - 3.64%
429,104	Sanofi (France)	45,758,820
	Real Estate - 18.07%
5,797,423	Atrium European Real Estate, Ltd. (Austria)	34,681,737
1,178,000	Mitsui Fudosan Co., Ltd. (Japan)	38,755,517
1,267,193	Oberoi Realty Ltd. (India)	3,878,594
7,669,393	Segro PLC (United Kingdom) (c)	40,187,241
26,437,649	Straits Trading Co. Ltd. (Singapore) (b)	77,895,504
18,056,669	Taylor Wimpey PLC (United Kingdom)	31,905,414
		227,304,007

The accompanying notes are an integral part of the financial statements.

45

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2013

Shares	Security†	Value (Note 1)
Common Stocks and Warrants (continued)
	Securities Brokerage - 4.64%
6,441,600	Daiwa Securities Group, Inc. (Japan)	$58,434,935
	Telecommunications - 8.05%
33,297,746	Netia S.A. (Poland) (a) (b)	55,129,613
3,412,149	Telefonica Deutschland Holding AG (Germany)	26,912,294
5,351,915	Vodafone Group PLC (United Kingdom)	19,265,075
		101,306,982
	Total Common Stocks and Warrants (Cost $982,079,202)	1,134,432,969
	Total Investment Portfolio - 90.17% (Cost $982,079,202)	1,134,432,969
	Other Assets less Liabilities - 9.83%	123,686,732
	NET ASSETS - 100.00%	$1,258,119,701

Country Concentration
% of Net Assets
Germany	13.55%
Japan	11.24
France	8.69
United States	8.41
United Kingdom	7.26
Singapore	7.08
Poland	4.38
Bermuda	3.30
Canada	3.17
Greece	2.84
Austria	2.76
Hong Kong	2.72
Switzerland	2.68
New Zealand	2.59
South Korea	2.51
Taiwan	2.45
India	1.90
Brazil	1.25
Italy	0.74
Belgium	0.65
Total	90.17%

Notes:
BDR: Brazilian Depositary Receipt.
(a)	Non-income producing security.
(b)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Security is a Real Estate Investment Trust.
†	U.S. unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

46

Third Avenue Trust

Third Avenue International Value Fund
Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $784,039,475)	$942,009,748
Affiliated issuers (cost of $198,039,727)	192,423,221
Total investments (cost of $982,079,202)	1,134,432,969
Cash	127,963,901
Dividends receivable	4,848,410
Receivable for fund shares sold	314,926
Other assets	78,031
Total assets	1,267,638,237
Liabilities:
Payable for securities purchased	6,906,013
Payable to investment adviser (Note 3)	1,348,647
Payable for fund shares redeemed	515,285
Accrued expenses	345,357
Tax payable	206,128
Payable for shareholder servicing fees (Note 3)	159,948
Distribution fees payable (Note 5)	22,271
Payable to trustees and officers	14,887
Total liabilities	9,518,536
Net assets	$1,258,119,701
Summary of net assets:
Capital stock, $0.001 par value	$1,190,284,278
Accumulated undistributed net investment income	12,726,420
Accumulated net realized losses on investments and foreign currency transactions	(97,239,462)
Net unrealized appreciation on investments, translation of foreign currency denominated assets and liabilities and deferred taxes	152,348,465
Net assets applicable to capital shares outstanding	$1,258,119,701
Investor Class:
Net assets applicable to 1,753,846 shares outstanding, unlimited number of shares authorized	$35,012,610
Net asset value, offering and redemption price per share	$19.96
Institutional Class:
Net assets applicable to 61,142,037 shares outstanding, unlimited number of shares authorized	$1,223,107,091
Net asset value, offering and redemption price per share	$20.00

The accompanying notes are an integral part of the financial statements.

47

Third Avenue Trust

Third Avenue International Value Fund
Statement of Operations
For the Year Ended October 31, 2013

Investment Income:
Dividends - unaffiliated issuers (net of foreign withholding tax of $2,712,393)	$22,715,530
Dividends - affiliated issuers (Note 4)	11,784,251
Interest	1,847
Total investment income	34,501,628
Expenses:
Investment advisory fees (Note 3)	15,364,098
Shareholder servicing fees (Note 3)	860,000
Custodian fees	389,940
Transfer agent fees	233,999
Reports to shareholders	189,998
Trustees’ and officers’ fees and expenses	162,801
Accounting fees	103,799
Auditing and tax fees	86,060
Distribution fees (Note 5)	68,113
Administration fees (Note 3)	67,602
Insurance	44,277
Registration and filing fees	44,065
Legal fees	39,001
Interest expense	666
Miscellaneous	62,001
Total expenses	17,716,420
Less: Expenses waived (Note 3)	(383,912)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(55,939)
Net expenses	17,276,569
Net investment income	17,225,059
Realized and unrealized gain/(loss) on investments, swap agreements, written options, foreign currency transactions and deferred taxes:
Net realized gain on investments - unaffiliated issuers	107,650,053
Net realized gain on investments - affiliated issuers	3,777,804
Net realized gain on swap agreements	400,093
Net realized gain on written equity options	1,514,853
Net realized loss on foreign currency transactions	(986,777)
Net change in unrealized appreciation/(depreciation) on investments	137,493,742
Net change in unrealized appreciation/(depreciation) on swap agreements	(719,012)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency and deferred taxes	9,073,742
Net gain on investments and foreign currency transactions	258,204,498
Net increase in net assets resulting from operations	$275,429,557

The accompanying notes are an integral part of the financial statements.

48

Third Avenue Trust

Third Avenue International Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$17,225,059	$9,444,061
Net realized gain	112,356,026	(80,132,732)
Net change in unrealized appreciation/depreciation)	145,848,472	146,997,077
Net increase in net assets resulting from operations	275,429,557	76,308,406

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(132,718)	(194,814)
Institutional Class	(10,467,684)	(20,012,018)
Decrease in net assets from dividends and distributions	(10,600,402)	(20,206,832)

Capital Share Transactions:
Proceeds from sale of shares	125,757,821	154,619,039
Net asset value of shares issued in reinvestment of dividends and distributions	9,818,297	19,051,749
Redemption fees	40,511	23,101
Cost of shares redeemed	(337,115,088)	(326,677,796)
Net decrease in net assets resulting from capital share transactions	(201,498,459)	(152,983,907)
Net increase/(decrease) in net assets	63,330,696	(96,882,333)
Net assets at beginning of year	1,194,789,005	1,291,671,338
Net assets at end of year (including accumulated undistributed net investment income of $12,726,420 and $3,642,578, respectively)	$1,258,119,701	$1,194,789,005

The accompanying notes are an integral part of the financial statements.

49

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,			For the Period Ended
	2013	2012	2011	October 31, 2010*
Investor Class:
Net asset value, beginning of period	$16.14	$15.29	$16.31	$15.51
Income/(loss) from investment operations:
Net investment income@	0.25 **	0.08	0.09	0.32
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	3.68	0.99	(0.85)	0.48
Total from investment operations	3.93	1.07	(0.76)	0.80
Less dividends and distributions to shareholders:
Dividends from net investment income.	(0.11)	(0.22)	(0.26)	—
Total dividends and distributions	(0.11)	(0.22)	(0.26)	—
Net asset value, end of period	$19.96	$16.14	$15.29	$16.31
Total return2±	24.49%	7.20%	(4.76%)	5.16%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$35,013	$18,533	$13,997	$6,920
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.69%	1.69%	1.69%	1.77%[5]
After fee waivers and expense offset arrangement3#	1.65%	1.65%	1.65%	1.65%[5]
Ratio of net investment income to average net assets	1.37%**	0.53%	0.56%	2.55%[5]
Portfolio turnover rate	11%	20%	24%	13%[4]

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.
[3]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.65%.
[4]	Not annualized.
[5]	Annualized.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.15 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.53%.
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

50

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,
	2013	2012	2011	2010	2009
Institutional Class:
Net asset value, beginning of year	$16.16	$15.33	$16.33	$15.18	$11.51
Income/(loss) from investment operations:
Net investment income@	0.25 *	0.12	0.10	0.24	0.11
Net gain/(loss) on investment transactions (both realized and unrealized)	3.74 [1]	0.97 [1]	(0.81)[1]	1.09 [1]	3.73 [2]
Total from investment operations	3.99	1.09	(0.71)	1.33	3.84
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.15)	(0.26)	(0.29)	(0.18)	(0.03)
Distributions from realized gains	—	—	—	—	(0.14)
Total dividends and distributions	(0.15)	(0.26)	(0.29)	(0.18)	(0.17)
Net asset value, end of year	$20.00	$16.16	$15.33	$16.33	$15.18
Total return3±	24.89%	7.39%	(4.51%)	8.84%	33.87%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,223,107	$1,176,256	$1,277,674	$1,517,296	$1,332,360
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.44%	1.44%	1.44%	1.51%	1.51%
After fee waivers and expense offset arrangement4#	1.40%	1.40%	1.40%	1.40%	1.47%
Ratio of net investment income to average net assets	1.40%*	0.80%	0.58%	1.58%	0.89%
Portfolio turnover rate	11%	20%	24%	13%	16%

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.
[4]	As a result of an expense limitation, effective July 1, 2009, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%. Prior to July 1, 2009, the expense limitation was 1.75%.
#	The investment adviser waived a portion of its fees.
*	Investment income per share reflects a special dividend received during the period which amounted to $0.15 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.56%.
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

51

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion – October 31, 2013
(Unaudited)

At October 31, 2013, the audited net asset values attributable to each of the 67,889,190 common shares outstanding of the Third Avenue Focused Credit Fund Investor Class and 91,767,222 common shares outstanding of the Third Avenue Focused Credit Fund Institutional Class were $11.08 and $11.07 per share, respectively. This compares with audited net asset values at October 31, 2012 of $9.42 and $9.38 per share, respectively, adjusted for subsequent distributions to shareholders.

		Average Annual Returns for the periods ended October 31, 2013
	One Year ended	Three	Since Inception
	10/31/13	Year	(8/31/09)
Third Avenue Focused Credit Fund Investor Class	16.61%	8.61%	10.90%
Third Avenue Focused Credit Fund Institutional Class	16.91%	8.84%	11.14%
Barclays Capital U.S. Corporate High Yield Index	8.87%	9.16%	13.09%
Credit Suisse Leveraged Loan Index	6.28%	6.04%	8.00%

For the fiscal year ended October 31, 2013, the Third Avenue Focused Credit Fund (the “Fund”) outperformed the Barclays Capital U.S. Corporate High Yield Index by 804 basis points and outperformed the Credit Suisse Leveraged Loan Index by 1,063 basis points, despite the performance drag from its 8.5% average cash position. The Fund outperformed a 50/50 blend of both indexes by 639 basis points. During the fiscal year, the portfolio was weighted more heavily towards bonds than bank loans. The high yield bond index outperformed the loan index by 283 basis points.

The largest positive contributor to performance for the year was the Fund’s investment in THQ, Inc. convertible bonds. By purchasing the convertible bonds as the company entered liquidation, Third Avenue became the largest bondholder of the company. Bondholders were then able to convince the bankruptcy court to press for better liquidation prices than management had arranged. This provided excess returns to bondholders as the new, more lucrative liquidation plans were adopted with court approval.

The largest detractor from performance was the Fund’s investment in Energy Futures Holdings Corp. (aka TXU), a Texas utility that, as of the end of the fiscal year, stood reportedly on the verge of filing for Chapter 11 bankruptcy protection. We view these as mark to market losses and believe that the Fund is well-situated in the capital structure of TXU in the event of a court ordered or supervised reorganization.

During the year the Fund added 128 new investments (many from the same issuer) and sold 48 (also with some from the same issuer).

52

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion (continued)
(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2013, AND ARE SUBJECT TO CHANGE.

The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Focused Credit Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Barclays Capital U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The Barclays Capital U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

53

Third Avenue Trust
Third Avenue Focused Credit Fund
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND—INVESTOR CLASS (TFCVX),
THIRD AVENUE FOCUSED CREDIT FUND—INSTITUTIONAL CLASS (TFCIX),

THE BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD INDEX AND THE CREDIT SUISSE LEVERAGED LOAN INDEX
FROM INCEPTION OF THE FUND (8/31/09) THROUGH OCTOBER 31, 2013

Average Annual Total Return

			Since Inception
Fund	1 Year	3 Years	(8/31/09)
TFCVX	16.61%	8.61%	10.90%
TFCIX	16.91%	8.84%	11.14%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

54

Third Avenue Trust
Third Avenue Focused Credit Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2013 is as follows:

The accompanying notes are an integral part of the financial statements.

55

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments
at October 31, 2013

Principal Amount (‡)		Security †	Value (Note 1)
Corporate Bonds & Notes - 70.72%
		Chemicals - 6.63%
17,875,000		Cornerstone Chemical Co., 9.375%, due 3/15/18 (a)	$18,768,750
42,475,000		Momentive Performance Materials, Inc., 9.000%, due 1/15/21	37,908,937
62,000,000		Vertellus Specialties, Inc., 9.375%, due 10/1/15 (a)	60,527,500
			117,205,187
		Consumer Products - 0.87%
17,000,000		Armored Autogroup, Inc., 9.250%, due 11/1/18	15,448,750
		Energy - 3.80%
6,000,000		Connacher Oil and Gas Ltd., 8.500%, due 8/1/19 (Canada) (a)	4,200,000
6,000,000		Endeavour International Corp., 12.000%, due 3/1/18	6,390,000
10,000,000		Gastar Exploration USA, Inc., 8.625%, due 5/15/18 (a)	9,900,000
8,018,982		GMX Resources, Inc., due 12/1/17*	7,176,989
		Halcon Resources Corp.:
8,000,000		9.750%, due 7/15/20	8,740,000
24,000,000		9.250%, due 2/15/22 (a)	25,560,000
		Platinum Energy Solutions, Inc.:
2,090,633		1st Lien, 11.000%, due 10/1/18 (a) (b) (c)	2,090,633
3,151,680		2nd Lien, 12.000% Cash or 14.000% Payment-In-Kind Interest, due 10/1/20 (a) (b) (g)	3,151,680
			67,209,302
		Financials - 9.74%
		Barclays Bank PLC (United Kingdom):
5,000,000	EUR	4.750%, due 3/15/20 (c) (h)	5,634,479
5,000,000	EUR	4.875%, due 12/15/14 (c) (h)	6,042,009
18,100,000	EUR	IVG Finance B.V., due 3/29/17 (Netherlands)*	18,817,355
Principal Amount (‡)		Security †	Value (Note 1)
		Financials (continued)
		Lehman Brothers Holdings, Inc.*:
31,000,000		due 9/26/08	$6,587,500
17,185,861		due 10/14/08	3,651,995
10,000,000		due 10/22/08	2,125,000
25,000,000		due 11/24/08	5,312,500
12,205,000		due 12/23/08	2,593,562
97,000,000		due 3/23/09	20,612,500
6,771,301		due 4/3/09	1,438,901
30,000,000		due 1/14/11	6,412,500
10,000,000		due 1/24/13	2,137,500
50,000,000		due 9/26/14	11,000,000
7,113,000		due 2/9/17	1,449,274
15,000,000	EUR	Lehman Brothers Treasury Co. B.V., due 6/25/10 (Netherlands)*	7,230,044
4,206,719		Marsico Holdings LLC/Marsico Co. Notes Corp., 8.170% Cash or Cash with Variable Payment-In-Kind Interest, due 12/31/22 (a) (c) (g)	168,269
74,265,000		Nuveen Investments, Inc., 9.500%, due 10/15/20 (a)	71,108,738
			172,322,126
		Food & Beverage - 2.36%
30,727,000		American Seafoods Group LLC/American Seafoods Finance, Inc., 10.750%, due 5/15/16 (a)	31,956,080
9,285,000		Simmons Foods, Inc., 10.500%, due 11/1/17 (a)	9,772,462
			41,728,542
		Gaming & Entertainment - 4.59%
		Caesars Entertainment Operating Co., Inc.:
28,603,000		12.750%, due 4/15/18	17,018,785
57,654,000		10.000%, due 12/15/18	29,259,405
931		CityCenter Holdings LLC/CityCenter Finance Corp., 10.750%, due 1/15/17 (a)	999

The accompanying notes are an integral part of the financial statements.

56

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2013

Principal Amount (‡)	Security†	Value (Note 1)
Corporate Bonds & Notes (continued)
	Gaming & Entertainment (continued)
12,492,780	Majestic Star Casino, LLC, 12.500% Cash or 14.500% Payment-In-Kind Interest, due 12/1/16 (a) (g)	$11,743,213
22,000,000	Shingle Springs Tribal Gaming Authority, 9.750%, due 9/1/21 (a)	23,100,000
		81,122,402
	Healthcare - 3.31%
	InVentiv Health, Inc.:
21,300,000	11.000%, due 8/15/18 (a)	18,531,000
5,000,000	11.000%, due 8/15/18 (a)	4,318,750
	Radiation Therapy Services, Inc.:
14,000,000	8.875%, due 1/15/17	14,000,000
27,000,000	9.875%, due 4/15/17	21,667,500
		58,517,250
	Home Construction - 2.09%
	New Enterprise Stone & Lime Co., Inc.:
26,020,165	5.000% Cash and 8.000% Payment-In-Kind Interest due 3/15/18 (a) (g)	27,581,375
17,050,000	11.000%, due 9/1/18	9,420,125
		37,001,500
	Media/Cable - 10.89%
41,000,000	Cengage Learning Acquisitions, Inc., due 4/15/20 (a)*	30,545,000
78,694,508	Clear Channel Communications, Inc., 12.000% Cash and 2.000% Payment-In-Kind Interest, due 2/1/21 (a) (g)	71,218,530
27,000,000	LBI Media, Inc., 10.000%, due 4/15/19 (a)	26,865,000
39,000,690	Radio One, Inc., 12.500%, due 5/24/16 (f)	39,683,202
22,000,000	Spanish Broadcasting System, Inc., 12.500%, due 4/15/17 (a) (f)	24,200,000
		192,511,732
Principal Amount (‡)		Security†	Value (Note 1)
		Metals & Mining - 5.60%
6,000,000		AK Steel Corp., 7.625%, due 5/15/20	$5,400,000
37,000,000	CAD	Allied Nevada Gold Corp., 8.750%, due 6/1/19 (a)	25,195,416
7,500,000		Barrick North America Finance LLC, 5.700%, due 5/30/41	6,362,805
7,700,000		Euramax International, Inc., 9.500%, due 4/1/16	7,661,500
3,250,000		HudBay Minerals, Inc., 9.500%, due 10/1/20 (Canada)	3,363,750
		New World Resources N.V. (Netherlands):
2,000,000	EUR	7.875%, due 5/1/18	1,942,953
5,500,000	EUR	7.875%, due 5/1/18 (a)	5,343,120
8,176,000		Newmont Mining Corp., 4.875%, due 3/15/42	6,149,644
20,350,000		Noranda Aluminum Acquisition Corp., 11.000%, due 6/1/19 (a)	17,297,500
		Walter Energy, Inc.:
3,000,000		9.500%, due 10/15/19 (a)	3,176,250
20,000,000		8.500%, due 4/15/21 (a)	17,050,000
			98,942,938
		Retail - 0.50%
13,000,000		J.C. Penney Corp., Inc., 6.375%, due 10/15/36	8,775,000
		Services - 4.22%
		Affinion Group, Inc.:
25,051,000		11.500%, due 10/15/15	22,733,783
35,313,000		7.875%, due 12/15/18	29,044,943
		Altegrity, Inc.:
10,000,000		10.500%, due 11/1/15 (a)	8,450,000
17,000,000		12.000%, due 11/1/15 (a)	14,450,000
			74,678,726

The accompanying notes are an integral part of the financial statements.

57

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2013

Principal Amount (‡)	Security†	Value (Note 1)
Corporate Bonds & Notes (continued)
	Technology - 5.51%
19,000,000	Advanced Micro Devices, Inc., 7.500%, due 8/15/22	$18,525,000
5,000,000	Avaya, Inc., 10.500%, due 3/1//21 (a)	4,375,000
	First Data Corp.:
26,000,000	12.625%, due 1/15/21	30,127,500
35,800,000	11.750%, due 8/15/21 (a)	36,605,500
28,118,000	THQ, Inc., due 8/15/14*	7,873,040
		97,506,040
	Telecommunications - 6.33%
15,000,000	NII Capital Corp., 7.625%, due 4/1/21	8,812,500
8,000,000	NII International Telecom S.A., 11.375%, due 8/15/19 (Luxembourg) (a)	7,640,000
	Nortel Networks Ltd. (Canada)*:
5,000,000	due 4/15/12	4,937,500
21,667,000	due 7/15/16	24,971,217
68,650,000	Sprint Capital Corp., 6.875%, due 11/15/28	65,560,750
		111,921,967
	Transportation Services - 0.85%
25,000,000	Western Express, Inc., 12.500%, due 4/15/15 (a)	15,062,500
	Utilities - 3.43%
1,544,972	Coso Geothermal Power Holdings LLC, 7.000%, due 7/15/26 (a)	888,359
4,000,000	Energy Future Holdings Corp., 6.550%, due 11/15/34	1,500,000
88,289,796	Energy Future Intermediate Holdings Co. LLC, 11.250% Cash or 12.250% Payment-In-Kind Interest, due 12/1/18 (a) (g)	58,271,265
		60,659,624
	Total Corporate Bonds & Notes (Cost $1,211,384,763)	1,250,613,586
Principal Amount (‡)	Security†	Value (Note 1)
Term Loans - 4.89%
	Aerospace - 0.14%
	Aveos Fleet Performance, Inc. (Cayman Islands)*:
2,903,404	Term Loan BA1, due 6/29/14	$1,132,327
3,476,496	Term Loan BA2, due 6/29/14	1,355,833
		2,488,160
	Gaming & Entertainment - 0.56%
10,000,000	Golden Nugget Biloxi, Inc., Term Loan, 10.000%, due 11/29/16 (c)	9,958,330
	Healthcare - 1.43%
	Rural/Metro Corp., Term Loan:
23,340,000	5.750%, due 6/30/18 (c)	22,187,588
3,001,947	DIP Loan, 11.000% Payment-In-Kind Interest, due 3/1/14 (b) (c) (g)	3,001,947
		25,189,535
	Metals & Mining - 0.08%
2,000,000	Preferred Proppants LLC, Term Loan, 11.750%, due 12/15/16 (c)	1,360,000
	Utilities - 2.68%
	Longview Power LLC, Term Loan*:
53,047,387	due 3/1/14	32,491,525
24,429,232	due 10/31/17	14,962,904
		47,454,429
	Total Term Loans (Cost $97,541,720)	86,450,454
Litigation Claims - 3.71%
	Financials - 3.71%
150,000,000	Lehman Brothers, Inc., SIPA Claims (d)	65,578,125
	Total Litigation Claims (Cost $67,143,750)	65,578,125

The accompanying notes are an integral part of the financial statements.

58

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2013

Principal Amount (‡)	Security†	Value (Note 1)
Municipal Bonds - 0.11%
	Gaming & Entertainment - 0.11%
5,200,000	New York City, NY, Industrial Development Agency Civic Facility Revenue, Bronx Parking Development Co. LLC OID, due 10/1/37*	$2,028,000
	Total Municipal Bonds (Cost $3,058,314)	2,028,000

Shares
Convertible Preferred Stocks - 0.81%
	Transportation - 0.81%
4,435	CEVA Holdings LLC, Series A-1 (d) (e)	4,379,780
10,196	CEVA Holdings LLC, Series A-2 (d) (e)	9,940,778
	Total Convertible Preferred Stocks (Cost $17,733,657)	14,320,558
Preferred Stocks - 2.52%
	Financials - 1.71%
245,972	Bank of Ireland, 12.625% (Ireland) (d)	6,113,114
500,000	Federal Home Loan Mortgage Corp., Series Z, 8.375% (c) (d)	3,545,000
96,750	Federal National Mortgage Association, Series H, 5.810% (d)	1,064,250
208,000	Federal National Mortgage Association, Series M, 4.750% (d)	2,246,400
617,000	Federal National Mortgage Association, Series 0, 7.000% (c) (d)	7,280,600
500,000	Federal National Mortgage Association, Series S, 8.250% (c) (d)	3,555,000
750,000	Federal National Mortgage Association, Series T, 8.250% (d)	6,525,000
		30,329,364
Shares	Security†	Value (Note 1)
	Metals & Mining - 0.81%
150	Fortescue Metals Group Ltd., 9.000% (Australia)	$14,248,607
	Total Preferred Stocks (Cost $27,434,118)	44,577,971
Private Equities - 0.04%
	Financials - 0.03%
4,568,957	Cerberus CG Investor I LLC (d)	222,736
4,568,918	Cerberus CG Investor II LLC (d)	222,735
2,284,632	Cerberus CG Investor III LLC (d)	111,376
		556,847
	Utilities - 0.01%
14,956	BosPower Partners, LLC (d)	142,082
	Total Private Equities (Cost $582,420)	698,929
Common Stocks & Warrants - 3.20%
	Automotive - 0.21%
100,000	General Motors Co. (d)	3,695,000
	Chemicals - 0.02%
478,500	Phosphate Holdings, Inc. (d) (f)	354,090
	Energy - 0.97%
100,000	Chesapeake Energy Corp.	2,796,000
122,936	Geokinetics Holdings USA, Inc. (d) (e)	12,908,280
52,464	Platinum Energy Solutions, Inc. (b) (d) (e)	1,468,992
10,874	Platinum Energy Solutions, Inc., Warrants (b) (d) (e)	—
		17,173,272
	Financials - 0.47%
3,725,000	Federal Home Loan Mortgage Corp. (d)	8,344,000
134,199	Marsico Holdings LLC (d)	16,775
		8,360,775
	Food & Beverage - 0.14%
244,155	Chiquita Brands International, Inc. (d)	2,527,004

The accompanying notes are an integral part of the financial statements.

59

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2013

Shares	Security†	Value (Note 1)
Common Stocks & Warrants (continued)
	Media/Cable - 0.42%
1,980,578	Radio One, Inc., Class D (d) (f)	$5,941,734
382,686	Spanish Broadcasting System, Inc., Class A (d) (f)	1,515,437
		7,457,171
	Metals & Mining - 0.44%
711,375	AK Steel Holding Corp. (d)	3,130,050
769,455	Allied Nevada Gold Corp. (d)	3,139,376
572,237	Noranda Aluminum Holding Corp.	1,556,485
		7,825,911
	Services - 0.27%
225,000	Kelly Services, Inc., Class A	4,693,500
	Transportation - 0.26%
4,710	CEVA Holdings LLC (d) (e)	4,592,162
	Total Common Stocks & Warrants (Cost $48,493,540)	56,678,885
Closed-End Funds - 3.22%
	Financials - 3.22%
314,366	BlackRock Corporate High Yield Fund III, Inc.	2,313,734
1,000,000	BlackRock Credit Allocation Income Trust	12,970,000
799,788	BlackRock High Income Shares	1,679,555
393,556	DWS High Income Opportunities Fund, Inc.	5,616,044
36,351	Eaton Vance Floating-Rate Income Plus Fund	654,681
393,002	First Trust High Income Long/Short Fund	6,924,695
176,056	First Trust Strategic High Income Fund II	2,811,614
524,984	MFS Intermediate High Income Fund	1,490,955
358,026	Neuberger Berman High Yield Strategies Fund, Inc.	4,851,252
387,874	New America High Income Fund, Inc. (The)	3,774,014
Shares	Security†	Value (Note 1)
	Financials (continued)
179,209	PIMCO Dynamic Credit Income Fund	$4,062,668
122,868	Prudential Global Short Duration High Yield Fund, Inc.	2,145,275
232,918	Wells Fargo Advantage Income Opportunities Fund	2,128,871
179,449	Western Asset High Income Opportunity Fund, Inc.	1,083,872
28,942	Western Asset High Yield Defined Opportunity Fund, Inc.	516,036
669,372	Western Asset Managed High Income Fund, Inc.	3,855,583
	Total Closed-End Funds (Cost $55,925,059)	56,878,849
	Total Investment Portfolio - 89.22% (Cost $1,529,297,341)	1,577,825,357
	Other Assets less Liabilities - 10.78% (i) (j)	190,618,134
	NET ASSETS - 100.00%	$1,768,443,491

Notes:

CAD:	Canadian Dollar.
DIP:	Debtor-In-Possession.
EUR:	Euro.
OID:	Original Issue Discount.
SIPA:	Securities Investor Protection Act of 1970.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Fair-valued security.
(c)	Variable rate security. The rate disclosed is in effect as of October 31, 2013.
(d)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

60

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2013

(e)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Cost	Market Value Per Unit
4,710	CEVA Holdings LLC	5/29/13	$5,355,643	$974.98
4,435	CEVA Holdings LLC, Series A-1, Convertible Pfd.	5/29/13	4,435,224	987.55
10,196	CEVA Holdings LLC, Series A-2, Convertible Pfd.	5/29/13	13,298,434	974.97
122,936	Geokinetics Holdings USA, Inc.	5/22/13	12,908,280	105.00
52,464	Platinum Energy Solutions, Inc.	10/4/13	1,560,013	28.00
10,874	Platinum Energy Solutions, Inc., Warrants	10/4/13	9,473	—

At October 31, 2013, these restricted securities had a total market value of $33,289,992 or 1.88% of net assets of the Fund.
(f)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(g)	Payment-In-Kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(h)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, reflect the next call date. The coupon rate shown is the rate in effect as of October 31, 2013.
(i)	Includes restricted cash pledged to broker as collateral management for forward foreign currency contracts.
(j)	A portion is segregated for future fund commitment.
*	Issuer in default.
†	U.S. unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.

Country Concentration

% of Net Assets
United States	82.83%
Canada	2.12
Netherlands	1.88
Australia	0.81
United Kingdom	0.66
Luxembourg	0.43
Ireland	0.35
Cayman Islands	0.14
Total	89.22%

Schedule of Forward Foreign Currency Contracts

Contracts to Buy	Counterparty	Settlement Date	Settlement Value ($)	Value at 10/31/13	Unrealized Appreciation/ (Depreciation)
6,101,455 EUR	Macquarie Bank, Ltd.	11/22/13	$8,340,202	$8,284,281	$(55,921)
5,417,414 EUR	JPMorgan Chase Bank, N.A.	12/23/13	7,329,339	7,356,085	26,746
1,400,000 GBP	JPMorgan Chase Bank, N.A.	12/23/13	2,181,885	2,243,835	61,950
					$32,775

Contracts to Sell	Counterparty	Settlement Date	Settlement Value ($)	Value at 10/31/13	Unrealized Appreciation/ (Depreciation)
12,000,000 EUR	Macquarie Bank, Ltd.	11/22/13	$15,534,673	$16,293,788	$(759,115)
3.947,364 EUR	JPMorgan Chase Bank, N.A.	12/23/13	5,432,388	5,359,965	72,423
9,000,000 EUR	JPMorgan Chase Bank, N.A.	12/23/13	11,931,710	12,220,731	(289,021)
5,000,000 GBP	JPMorgan Chase Bank, N.A.	12/23/13	7,720,840	8,013,695	(292,855)
11,300,000 EUR	JPMorgan Chase Bank, N.A.	03/06/14	14,892,598	15,345,659	(453,061)
22,001,413 CAD	Goldman Sachs & Co.	03/13/14	21,190,532	21,029,718	160,814
5,956,747 CAD	JPMorgan Chase Bank, N.A.	03/13/14	5,727,778	5,693,666	34,112
15,000,000 AUD	Macquarie Bank, Ltd.	08/08/14	13,313,100	13,913,517	(600,417)
					$(2,127,120)

AUD:	Australian Dollar
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound

The accompanying notes are an integral part of the financial statements.

61

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $1,463,404,269)	$1,506,130,894
Affiliated issuers (cost of $65,893,072)	71,694,463
Total investments (cost of $1,529,297,341)	1,577,825,357
Cash	179,818,324
Dividends and interest receivable	33,610,570
Receivable for fund shares sold	6,289,730
Restricted cash pledged to counterparty for collateral management	2,930,000
Receivable for securities sold	1,111,128
Unrealized appreciation for forward foreign currency contracts	356,045
Other assets	121,289
Total assets	1,802,062,443

Liabilities:
Payable for securities purchased	28,633,733
Unrealized depreciation for forward foreign currency contracts	2,450,390
Payable to investment adviser (Note 3)	1,072,515
Distribution fees payable (Note 5)	534,333
Payable for fund shares redeemed	493,730
Accrued expenses	259,444
Payable for shareholder servicing fees (Note 3)	148,096
Tax payable	14,588
Payable to trustees and officers	12,123
Total liabilities	33,618,952
Net assets	$1,768,443,491

Summary of net assets:
Capital stock, $0.001 par value	$1,730,915,601
Accumulated undistributed net investment income	26,719,035
Accumulated net realized losses on investments and foreign currency transactions	(35,631,994)
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	46,440,849
Net assets applicable to capital shares outstanding	$1,768,443,491

Investor Class:
Net assets applicable to 67,889,190 shares outstanding, unlimited number of shares authorized	$752,422,437
Net asset value, offering and redemption price per share	$11.08

Institutional Class:
Net assets applicable to 91,767,222 shares outstanding, unlimited number of shares authorized	$1,016,021,054
Net asset value, offering and redemption price per share	$11.07

The accompanying notes are an integral part of the financial statements.

62

 Third Avenue Trust

Third Avenue Focused Credit Fund

Statement of Operations

For the Year Ended October 31, 2013

Investment Income:
Interest-unaffiliated issuers	$99,459,989
Interest-affiliated issuers (Note 4)	4,964,600
Interest-payment-in-kind securities (Note 1)	7,359,595
Dividends (net of foreign withholding tax of $147,225)	1,626,533
Total investment income	113,410,717

Expenses:
Investment advisory fees (Note 3)	9,101,101
Distribution fees (Note 5)	1,124,797
Shareholder servicing fees (Note 3)	680,001
Legal fees	281,181
Transfer agent fees	206,998
Auditing and tax fees	144,001
Trustees’ and officers’ fees and expenses	139,788
Accounting fees	138,203
Registration and filing fees	103,928
Reports to shareholders	71,502
Administration fees (Note 3)	66,741
Custodian fees	41,186
Insurance	40,128
Miscellaneous	39,499
Total expenses	12,179,054
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(37,326)
Net expenses	12,141,728
Net investment income	101,268,989

Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	33,084,189
Net realized gain on investments - affiliated issuers	342,046
Net realized gain on foreign currency transactions	2,197,074
Net change in unrealized appreciation/(depreciation) on investments	42,453,613
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(2,062,803)
Net gain on investments and foreign currency transactions	76,014,119
Net increase in net assets resulting from operations	$177,283,108

The accompanying notes are an integral part of the financial statements.

63

Third Avenue Trust

Third Avenue Focused Credit Fund

Statement of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	October 31, 2013	October 31, 2012
Operations:
Net investment income	$101,268,989	$79,526,587
Net realized gain	35,623,309	(77,818,686)
Net change in unrealized appreciation/depreciation)	40,390,810	87,383,490
Net increase in net assets resulting from operations	177,283,108	89,091,391

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(33,907,910)	(21,820,692)
Institutional Class	(59,015,537)	(49,737,464)
Net realized gains:
Investor Class	—	(13,647,823)
Institutional Class	—	(31,125,418)
Decrease in net assets from dividends and distributions	(92,923,447)	(116,331,397)

Capital Share Transactions:
Proceeds from sale of shares	1,046,386,244	335,126,338
Net asset value of shares issued in reinvestment of dividends and distributions	77,209,559	96,345,175
Redemption fees	144,354	81,157
Cost of shares redeemed	(424,364,998)	(523,168,235)
Net increase/(decrease) in net assets resulting from capital share transactions	699,375,159	(91,615,565)
Net increase/(decrease) in net assets	783,734,820	(118,855,571)
Net assets at beginning of year	984,708,671	1,103,564,242
Net assets at end of year (including accumulated undistributed net investment income of $26,719,035 and $16,205,015, respectively)	$1,768,443,491	$984,708,671

The accompanying notes are an integral part of the financial statements.

64

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

					For the Period
	Years Ended October 31,				Ended
	2013	2012	2011	2010	October 31, 2009*
Investor Class:
Net asset value, beginning of period	$10.25	$10.51	$11.36	$10.25	$10.00
Income/(loss) from investment operations:
Net investment income@	0.88	0.76	0.85	0.83	0.07
Net gain/(loss) on investment transactions (both realized and unrealized)	0.78 [1]	0.13 [1]	(0.81)[2]	0.89 [3]	0.18	[1]
Total from investment operations	1.66	0.89	0.04	1.72	0.25
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.83)	(0.69)	(0.79)	(0.60)	—
Distributions from realized gains	—	(0.46)	(0.10)	(0.01)	—
Total dividends and distributions	(0.83)	(1.15)	(0.89)	(0.61)	—
Net asset value, end of period	$11.08	$10.25	$10.51	$11.36	$10.25
Total return4 ±	16.61%	9.60%	0.24%	17.19%	2.50%[5]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$752,422	$335,216	$338,098	$248,975	$90,913
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.16%	1.14%	1.18%	1.20%	1.53%[6]
After fee waivers/expense offset arrangement/recovery[7]	1.16%	1.14%	1.18%	1.21%†	1.40	%6#
Ratio of net investment income to average net assets	8.12%	7.61%	7.64%	7.69%	4.18%[6]
Portfolio turnover rate	58%	72%	105%	129%	12%[5]

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]	Includes redemption fees of $0.02 per share.
[4]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[5]	Not annualized.
[6]	Annualized.
[7]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%. Effective March 1, 2011, the expense limitation has been reduced to 1.20%.
†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from August 31, 2009 (commencement of operations) through October 31, 2009.
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

65

Third Avenue Trust

Third Avenue Focused Credit Fund

Financial Highlights (continued)

Selected data (for a share outstanding throughout each period) and ratios are as follows:

					For the Period
	Years Ended October 31,				Ended
	2013	2012	2011	2010	October 31, 2009*
Institutional Class:
Net asset value, beginning of period	$10.24	$10.50	$11.36	$10.26	$10.00
Income/(loss) from investment operations:
Net investment income@	0.92	0.79	0.88	0.86	0.08
Net gain/(loss) on investment transactions (both realized and unrealized)	0.77 [1]	0.13 [1]	(0.83)[1]	0.87 [1]	0.18
Total from investment operations	1.69	0.92	0.05	1.73	0.26
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.86)	(0.72)	(0.81)	(0.62)	—
Distributions from realized gains	—	(0.46)	(0.10)	(0.01)	—
Total dividends and distributions	(0.86)	(1.18)	(0.91)	(0.63)	—
Net asset value, end of period	$11.07	$10.24	$10.50	$11.36	$10.26
Total return2±	16.91%	9.89%	0.37%	17.38%	2.60%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,016,021	$649,492	$765,467	$759,666	$191,926
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	0.91%	0.89%	0.92%	0.93%	1.18%[4]
After fee waivers/expense offset arrangement/recovery[5]	0.91%	0.89%	0.92%	0.94%†	0.95	%4#
Ratio of net investment income to average net assets	8.48%	7.94%	7.87%	7.99%	4.59%[4]
Portfolio turnover rate	58%	72%	105%	129%	12%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.
[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 0.95%.
†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from August 31, 2009 (commencement of operations) through October 31, 2009.
@	Calculated based on the average number of shares outstanding during the period.
±	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

The accompanying notes are an integral part of the financial statements.

66

Third Avenue Trust
Notes to Financial Statements
October 31, 2013

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its long-term capital appreciation objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Small-Cap Value Fund seeks to achieve its long-term capital appreciation objective mainly by acquiring equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) small companies at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, the Fund expects to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data). The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Real Estate Value Fund seeks to achieve its long-term capital appreciation objective primarily by investing in equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”). The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of real estate companies. The Fund may invest in companies of any market capitalization. The Fund may also acquire

67

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans by real estate that the Adviser believes have above-average yield potential. The Fund invests in both domestic and foreign securities.

Third Avenue International Value Fund seeks to achieve its long-term capital appreciation objective primarily by acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued.

Third Avenue Focused Credit Fund seeks to achieve its long-term total return objective mainly by investing in bonds and other types of credit instruments and intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in bonds and other types of credit instruments. Credit instruments include high-yield bonds (commonly known as “junk bonds” or “junk debt”), bank debt, convertible bonds or preferred stock, municipal bonds, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments. In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued. The Fund may have significant investments in distressed and defaulted securities and intends to focus on a relatively small number of issuers. The Fund may also purchase equity securities or hold significant positions in equity or other assets that the Fund receives as part of a reorganization process, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous.

Because of the Funds’ disciplined and deliberate investing approach, there may be times when a Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

Accounting policies:

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

68

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

Security valuation:

Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved as reliable by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Temporary cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Each Fund may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At October 31, 2013, such securities had a total fair value of $90,579,199 or 3.44% of net assets of Third Avenue Value Fund, $16,751,774 or 0.78% of net assets of Third Avenue Real Estate Value Fund, and $9,713,252 or 0.55% of net assets of Third Avenue Focused Credit Fund. There were no fair valued securities for Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund at October 31, 2013. Among the factors that may be considered by the Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Fund’s beneficial ownership of the issuer’s common stocks and debt securities, comparable multiples of similar issuers, the operating results of the issuer and the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The

69

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Fair value measurements:

In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the

70

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Litigation Claims—Litigation claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the litigation claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are be categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active market, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the

71

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-ask lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary by level of inputs used to value the Funds’ investments as of October 31, 2013:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$—	$30,899,919	$—	$—	$—
Diversified Holding Companies	364,693,521	36,258,185	—	123,182,862	—
Energy	—	—	—	—	2,796,000
Financials	—	—	—	—	8,344,000
Forest Products & Paper	—	8,549,348	93,968,163	53,997,787	—
Insurance & Reinsurance	62,540,023	45,071,092	—	—	—
Manufactured Housing	15,893,918	—	—	—	—
U.S. Real Estate Operating Companies	46,305,880	17,678,066	222,851,902	—	—
Others	1,700,460,315	460,672,292	1,347,758,450	937,314,470	26,552,676
Preferred Stocks:
Financials	—	—	—	—	24,216,250
U.S. Real Estate Investment Trust	—	1,937,937	—	—	—
Closed-End Funds:
Financials	—	—	—	—	56,878,849
Total for Level 1 Securities	$2,189,893,657	$601,066,839	$1,664,578,515	$1,114,495,119	$118,787,775

72

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Summary by level of inputs (continued)

	Third Avenue Value Fund	Third Avenue Small -Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks
Diversified Holding Companies	$10,364,540	$—	$—	$—	$—
Financials	—	—	—	—	16,775
Forest Products & Paper	—	—	—	19,937,850	—
Limited Partnerships:
Diversified Holding Companies	—	11,500,000	—	—	—
Municipal Bonds	—	—	—	—	2,028,000
Corporate Bonds & Notes	—	—	27,030,454	—	1,237,498,233
Term Loans	—	—	—	—	79,600,347
Litigation Claims	27,587,187	—	—	—	65,578,125
Private Equities:
Utilities	—	—	—	—	142,082
Purchased Options:
Foreign Currency Put Options	—	—	448,944	—	—
Short Term Investments:
U.S. Government Obligations	—	34,999,601	—	—	—
Total for Level 2 Securities	$37,951,727	$46,499,601	$27,479,398	$19,937,850	$1,384,863,562
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$26,318	$—	$—	$—	$—
Energy	—	—	—	—	14,377,272	*
Financial Insurance	812,000	—	—	—	—
Insurance & Reinsurance	65,025	—	—	—	—
Manufactured Housing	85,815,088	—	—	—	—
Transportation	—	—	—	—	4,592,162
U.S. Real Estate Operating Companies	—	—	16,751,774	—	—
Limited Partnerships:
Insurance & Reinsurance	169,492	—	—	—	—
Convertible Preferred Stocks:
Transportation	—	—	—	—	14,320,558
Preferred Stocks:
Financials	—	—	—	—	6,113,114
Metals & Mining	—	—	—	—	14,248,607
Corporate Bonds & Notes	3,691,276	—	—	—	13,115,353
Term Loans	—	—	—	—	6,850,107

73

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Summary by level of inputs (continued)

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund
Level 3: Significant Unobservable Inputs
Investments in Securities: (continued)
Private Equities:
Financials	$—	$—	$—	$—	$556,847
U.S. Real Estate Operating Companies	—	—	91,229,323	—	—
Total for Level 3 Securities	$90,579,199	$—	$107,981,097	$—	$74,174,020
Total Value of Investments	$2,318,424,583	$647,566,440	$1,800,039,010	$1,134,432,969	$1,577,825,357
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts	$—	$—	$(895,376)	$—	$356,045
Forward Foreign Currency Contracts	—	—	—	—	(2,450,390)
Written Options	—	—	(3,922,572)	—	—
Total Market Value or Appreciation/ (Depreciation) of Other Financial Instruments	$—	$—	$(4,817,948)	$—	$(2,094,345)

†	The value of security that transferred from Level 1 on October 31, 2012 to Level 2 on October 31, 2013 for Third Avenue Value Fund was $9,868,519. The transfer was due to trading restriction on the shares at period end. The value of security that transferred from Level 2 on October 31, 2012 to Level 1 on October 31, 2013 for Third Avenue International Value Fund was $9,970,736. The transfer was due to the availability of quoted prices in active market at period end. In addition, the value of security that transferred from Level 1 on October 31, 2012 to Level 2 on October 31, 2013 for Third Avenue International Value Fund was $15,777,959. The transfer was due to lack of quoted prices in active markets at period end.
*	Include investments fair valued at zero.

Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1 are recorded utilizing values as of the beginning of the period.

74

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

	Common Stocks	Corporate Bonds & Notes	Limited Partnerships	Preferred Stocks	Total
Balance as of 10/31/12 (fair value)
Consumer Products	$26,318	$4,255,125	$—	$—	$4,281,443
Financial Insurance	860,000	—	—	—	860,000
Insurance & Reinsurance	98,837	—	358,478	212,126	669,441
Manufacturing Housing	84,564,500	—	—	—	84,564,500
Payment-in-kind
Consumer Products	—	1,163,616	—	—	1,163,616
Purchases
Manufacturing Housing	85,190,907 #	—	—	—	85,190,907
Sales
Manufacturing Housing	(100,224,583)#	—	—	—	(100,224,583)
Insurance & Reinsurance	(1,810)	—	—	(198,190)	(200,000)
Return of capital
Financial Insurance	(740,000)	—	—	—	(740,000)
Insurance & Reinsurance	(30,992)	—	—	—	(30,992)
Net change in unrealized gain/(loss)
Consumer Products	—	(1,727,465)	—	—	(1,727,465)
Financial Insurance	692,000	—	—	—	692,000
Insurance & Reinsurance	6,285	—	(188,986)	801,014	618,313
Manufacturing Housing	(15,154,431)	—	—	—	(15,154,431)
Net realized gain/(loss)
Insurance & Reinsurance	(7,295)	—	—	(814,950)	(822,245)
Manufacturing Housing	31,438,695	—	—	—	31,438,695
Balance as of 10/31/13 (fair value)
Consumer Products	26,318	3,691,276	—	—	3,717,594
Financial Insurance	812,000	—	—	—	812,000
Insurance & Reinsurance	65,025	—	169,492	—	234,517
Manufacturing Housing	85,815,088	—	—	—	85,815,088
Total	$86,718,431	$3,691,276	$169,492	$—	$90,579,199
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2013					$(601,152)

#	Includes exchange of shares transactions.

75

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

Third Avenue Small-Cap Value Fund

Limited
Partnerships
Balance as of 10/31/12 (fair value)
Diversified Holding Companies	$13,302,850
Transfer out of Level 3^
Diversified Holding Companies	(13,302,850)
Balance as of 10/31/13 (fair value)
Diversified Holding Companies	$—
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2013	$—

^	Transfer out is recorded utilizing value as of the beginning of the period. The transfer is due to an increase in trading activities at period end.

Third Avenue Real Estate Value Fund

	Common	Private	Limited
	Stocks	Equities	Partnerships	Total
Balance as of 10/31/12 (fair value)
Investment Fund	$—	$—	$21,053	$21,053
U.S. Real Estate Operating Companies	—	43,900,797	—	43,900,797
Purchases
U.S. Real Estate Operating Companies	13,477,776	278,395	—	13,756,171
Sales
Investment Fund	—	—	(17,357)	(17,357)
U.S. Real Estate Operating Companies	—	(2,625,000)	—	(2,625,000)
Net change in unrealized gain/(loss)
Investment Fund	—	—	(21,053)	(21,053)
U.S. Real Estate Operating Companies	3,273,998	49,712,890	—	52,986,888
Net realized gain/(loss)
Investment Fund	—	—	17,357	17,357
U.S. Real Estate Operating Companies	—	(37,759)	—	(37,759)
Balance as of 10/31/13 (fair value)
Investment Fund	—	—	—	—
U.S. Real Estate Operating Companies	16,751,774	91,229,323	—	107,981,097
Total	$16,751,774	$91,229,323	$—	$107,981,097
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2013				$52,986,888

76

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

Third Avenue Focused Credit Fund

						Convertible
	Corporate			Common Stocks		Preferred	Preferred	Private
	Bonds & Notes		Term Loans	and Warrants		Stocks	Stocks	Equities	Total
Balance as of 10/31/12 (fair value)
Aerospace	$—		$13,961,841	$—		$—	$—	$35,571	$13,997,412
Energy	—		—	2,004,778		—	2,500,000	—	4,504,778
Financials	—		—	—		—	—	1,427,814	1,427,814
Utilities	—	*	—	—		—	—	—	—
Purchases
Energy	5,242,313	±	—	14,478,036	±	—	—	—	19,720,349
Financials	—		—	—		—	5,523,265	—	5,523,265
Health Care	—		2,995,800	—		—	—	—	2,995,800
Metals & Mining	—		1,370,000	—		—	15,011,266	—	16,381,266
Technology	—	†	—	—		—	—	—	—
Transportation	—		—	5,355,643		17,733,657	—	—	23,089,300
Sales
Aerospace	—		(13,372,836)	—		—	—	— ‡	(13,372,836)
Energy	—		—	(1,023,146	)±	—	(1,476,854)±	—	(2,500,000)
Utilities	(10,120)		—	—		—	—	—	(10,120)
Payment-in-kind
Health Care	—		6,147	—		—	—	—	6,147
Return of capital
Financials	—		—	—		—	—	(410,890)	(410,890)
Net change in unrealized gain/(loss)
Aerospace	—		1,411,137	—		—	—	4,398,040	5,809,177
Energy	—	**	—	(697,698)		—	(467,857)	—	(1,165,555)
Financials	—		—	—		—	589,849	(987,977)	(398,128)
Health Care	—		— **	—		—	—	—	—
Metals & Mining	—		(10,000)	—		—	(762,659)	—	(772,659)
Technology	7,873,040		—	—		—	—	—	7,873,040
Transportation	—		—	(763,481)		(3,413,099)	—	—	(4,176,580)
Utilities	—	**	—	—		—	—	—	—
Net realized gain/(loss)
Aerospace	—		488,018	—		—	—	(4,433,611)	(3,945,593)
Energy	—		—	(384,698)		—	(555,289)	—	(939,987)
Financials	—		—	—		—	—	527,900	527,900
Utilities	10,120		—	—		—	—	—	10,120
Balance as of 10/31/13 (fair value)
Aerospace	—		2,488,160	—		—	—	—	2,488,160
Energy	5,242,313		—	14,377,272	*	—	—	—	19,619,585
Financials	—		—	—		—	6,113,114	556,847	6,669,961
Health Care	—		3,001,947	—		—	—	—	3,001,947
Metals & Mining	—		1,360,000	—		—	14,248,607	—	15,608,607
Technology	7,873,040		—	—		—	—	—	7,873,040
Transportation	—		—	4,592,162		14,320,558	—	—	18,912,720
Utilities	—		—	—		—	—	—	—
Total	$13,115,353		$6,850,107	$18,969,434		$14,320,558	$20,361,721	$556,847	$74,174,020
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2013									$3,571,417

*	Includes investments fair valued at zero.
**	Value is rounded to zero.
†	Investment received through corporate action with zero cost.
‡	Investments sold with $0 proceeds.
±	Includes exchange of shares transactions.

77

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

				Range
	Fair Value at			(Weighted
Third Avenue Value Fund	10/31/13	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Common Stocks	$85,815	Option Pricing Model (a)	Share volatility	4.7% (N/A)
Other (b)	4,764
	$90,579
				Range
	Fair Value at			(Weighted
Third Avenue Real Estate Value Fund	10/31/13	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Private Equities	$91,229	Broker Quote	#	$3.1625
Common Stocks	16,752	Option Pricing Model (a)	Share volatility	1.6% (N/A)
	$107,981
				Range
	Fair Value at			(Weighted
Third Avenue Focused Credit Fund	10/31/13	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Preferred Stocks	$20,362	Broker Quote	#	$24.85-94.99
Common Stocks	17,500	Broker Quote	#	$105.00-975.00
Convertible Preferred Stocks	14,321	Broker Quote	#	$975.00-987.50
Corporate Bonds	7,873	Broker Quote	#	$28.00
Corporate Bonds	5,242	Book Value	Restructuring Value	1.0x (1.0x)
Common Stocks and Warrants	1,469	Book Value	Restructuring Value	1.0x (1.0x)
Other (b)	7,407
	$74,174

# Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, which are described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

(a) Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts, as applicable, when pricing the investments.

(b) Includes securities less than 0.50% within each respective Fund.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Recently issued accounting pronouncements:

In December 2011, the Financial Accounting Standards Board “FASB” issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU

78

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

2013-01 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2013-01 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the Funds’ financial statement disclosures.

Security transactions and investment income:

Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at market values using the foreign exchange rates at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the investments held.

Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange

79

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-In-Kind securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended October 31, 2013, the total in-kind payments with respect to PIK securities that were received by the Third Avenue Value Fund in the amount of $1,163,616 or 1.73% of total investment income are included in interest income on the Statement of Operations. The total in-kind payments with respect to PIK securities that were received by the Third Avenue Focused Credit Fund in the amount of $7,359,595 or 6.49% of total investment income are over 5% of total investment income and are shown as a separate line item on the Statement of Operations.

Term loans:

The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are generally considered to be restricted, as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2013.

Forward foreign currency contracts:

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

80

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the year ended October 31, 2013, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund used forward foreign currency contracts for hedging against foreign currency risks. As of October 31, 2013, Third Avenue International Value Fund no longer held any forward foreign currency contracts.

Option contracts:

The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on foreign currency transactions.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

81

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

During the year ended October 31, 2013, Third Avenue Real Estate Value Fund used purchased options on equity, index and foreign currency to gain long exposure to the underlying instruments or indices, for hedging purposes and/or to protect against losses in foreign currencies. Third Avenue International Value Fund used purchased options on foreign currency for hedging purposes and/or to protect against losses in foreign currencies. As of October 31, 2013, Third Avenue Real Estate Value Fund no longer held any purchased options on equity and indices and Third Avenue International Value Fund no longer held any purchased options on foreign currency.

During the year ended October 31, 2013, Third Avenue Real Estate Value Fund used written call options on equities and foreign currency for hedging purposes. Third Avenue Real Estate Value Fund used written put options on indices to gain long exposure to the underlying instruments. Third Avenue International Value Fund used written put options on foreign currency and written call options on equity for hedging purposes. As of October 31, 2013, Third Avenue Real Estate Value Fund no longer held any written options on equity and indices and Third Avenue International Value Fund no longer held any written options on equity and foreign currency.

Swap agreements:

The Funds may enter into total return, interest rate, equity and other swap agreements. Interest rate swap agreements generally involve the agreement by a fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also include an agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Fund will receive or make a payment to the counterparty. Interim payments or receipts are recorded as realized gain/(loss) on swap agreements in the Statements of Operations. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

During the year ended October 31, 2013, Third Avenue International Value Fund participated in equity swap contracts to gain exposure to the underlying investments. As of October 31, 2013, Third Avenue International Value Fund no longer held any swap contracts.

82

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

Summary of derivatives information:

The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Third Avenue Real Estate Value Fund

Derivative Contract	Statement of Assets and Liabilities Location	Options	Forward Foreign Currency Contracts

Assets:
Foreign currency contracts	Purchased foreign currency options	$448,944	$—
Liabilities:
Foreign currency contracts	Written foreign currency options at value	$(3,922,572)	$—
Foreign currency contracts	Unrealized depreciation for forward foreign currency contracts	—	(895,376)
Total		$(3,922,572)	$(895,376)

Third Avenue Focused Credit Fund

Derivative Contract	Statement of Assets and Liabilities Location		Forward Foreign Currency Contracts

Assets:
Foreign currency contracts	Unrealized appreciation for forward foreign currency contracts		$356,045
Liabilities:
Foreign currency contracts	Unrealized depreciation for forward foreign currency contracts		$(2,450,390)

83

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

The following tables present the effect of derivatives on the Statement of Operations during the year ended October 31, 2013, by primary risk exposure:

Third Avenue Real Estate Value Fund

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Purchased Options		Written Options		Total
Equity contracts	$6,607,277	(a)	$4,530,812	(b)	$11,138,089
Foreign currency contracts	4,298,468	(g)	3,845,026	(g)	8,143,494
Total	$10,905,745		$8,375,838		$19,281,583

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Purchased Options		Written Options		Forward Foreign Currency Contracts		Total
Equity contracts	$2,032,757	(c)	$(1,365,959	)(d)	$—		$666,798
Foreign currency contracts	207,238	(h)	(2,078,532	)(h)	(895,376	)(h)	(2,766,670)
Total	$2,239,995		$(3,444,491)		$(895,376)		$(2,099,872)

Third Avenue International Value Fund
Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Purchased Options		Written Options		Swaps		Forward Foreign Currency Contracts		Total
Equity contracts	$—		$1,514,853	(b)	$400,093	(e)	$—		$1,914,946
Foreign currency contracts	(1,545,840	)(g)	519,193	(g)	—		(7,572	)(g)	(1,034,219)
Total	$(1,545,840)		$2,034,046		$400,093		$(7,572)		$880,727

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Purchased Options		Written Options		Swaps		Total
Equity contracts	$—		$—		$(719,012	)(f)	$(719,012)
Foreign currency contracts	9,493,019	(i)	(519,193	)(i)	—		8,973,826
Total	$9,493,019		$(519,193)		$(719,012)		$8,254,814

84

Third Avenue Trust

Notes to Financial Statements (continued)
October 31, 2013

Third Avenue Focused Credit Fund

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Contracts

Foreign currency contracts	$1,698,864	(g)

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Contracts

Foreign currency contracts	$(2,071,178	)(h)

(a)	Included in “Net realized gain on investments - unaffiliated issuers”.
(b)	Included in “Net realized gain on written equity options”.
(c)	Included in “Net change in unrealized appreciation/(depreciation) on investments”.
(d)	Included in “Net change in unrealized appreciation/(depreciation) on written equity options”.
(e)	Included in “Net realized gain on swap agreements”.
(f)	Included in “Net change in unrealized appreciation/(depreciation) on swap agreements”.
(g)	Included in “Net realized gain/(loss) on foreign currency transactions”.
(h)	Included in “Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency”.
(i)	Included in “Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency and deferred taxes”.

Derivatives volume:

The tables below disclose the volume of the Funds’ forward foreign currency contracts, options and swaps activities during the year ended October 31, 2013 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity.

85

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October 31, 2013

	Third Avenue Real Estate Value Fund		Third Avenue International Value Fund	Third Avenue Focused Credit Fund
OTC Equity Options:
Average Ending Value Purchased	5,073,923		—	—
Average Ending Value Written	1,876,019		631,363	—
Foreign Currency Options:
Average Notional Balance Purchased	138,975,093	AUD	133,842,308	—
Average Notional Balance Written	138,975,093	AUD	11,868,164	—
Forward Foreign Currency Contracts:
Average Settlement Value Purchased	—		—	6,272,429
Average Settlement Value Sold	28,901,818		645,495	44,668,131
Equity Swaps:
Average Notional Balance – Pays Variable Rate	—		13,074,325	—

AUD: Australian Dollar

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October 31, 2013

Floating rate obligations:

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Dividends and distributions to shareholders:

The amount of dividends and distributions paid to shareholders from net investment income and realized capital gains on sales of securities, respectively are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the Fund’s shareholders.

Income tax information:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and each Fund intends to distribute all of its taxable investment income and realized gains to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Funds’ U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds’ U.S. federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to possible examination by the Internal Revenue Service as well as by state and local taxing authorities.

Expense allocation:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund’s average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds’ average net assets relative to the total average net assets of the Funds and Third Avenue Variable Series Trust.

87

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Share class accounting:

Investment income, common expenses and realized/unrealized gains/(losses) on investments are allocated to the two classes of shares of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Trustees’ and officers’ fees:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Trust paid $247,297 for the year ended October 31, 2013. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not affiliated with the Adviser a fee of $5,000 for each meeting of the Board that each Trustee attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays each independent Trustee an annual retainer of $65,000 (the lead independent Trustee receives an additional retainer of $12,000). The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting and the audit committee chairman receives an annual retainer of $6,000.

2. INVESTMENTS

Purchases and sales/conversions:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940 as ownership of 5% or more of the outstanding voting securities of these issuers) for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Third Avenue Value Fund:
Affiliated	$8,475,605	$11,506,246
Unaffiliated	476,158,646	940,792,568
Third Avenue Small-Cap Value Fund:
Unaffiliated	229,635,912	334,964,989
Third Avenue Real Estate Value Fund:
Affiliated	278,396	2,625,000
Unaffiliated	318,199,228	203,518,630
Third Avenue International Value Fund:
Affiliated	4,554,125	50,120,022
Unaffiliated	117,666,886	309,941,804
Third Avenue Focused Credit Fund:
Affiliated	51,654,152	3,400,833
Unaffiliated	1,348,174,725	640,527,406

88

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Notes to Financial Statements (continued)

October 31, 2013

Written options transactions during the period are summarized as follows:

Third Avenue Real Estate Value Fund

	Currency Options Written		Equity Options Written
	Notional Amount‡	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at October 31, 2012	148,000,000	$2,407,083	4,036,336	$2,739,332
Options written	557,000,000	7,051,051	4,018,977	4,666,374
Options terminated in closing purchase transactions	(286,543,278)	(4,396,032)	(2,000,000)	(560,000)
Options exercised	—	—	(3,003,609)	(2,823,564)
Options expired	(290,456,722)	(3,022,082)	(3,051,704)	(4,022,142)
Options outstanding at October 31, 2013	128,000,000	$2,040,020	—	$—

‡	In Australian Dollars.

Third Avenue International Value Fund

	Currency Options Written		Equity Options Written
	Notional Amount ($)	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at October 31, 2012	154,286,138	$519,193	—	$—
Options written	—	—	2,551,000	1,742,749
Options terminated in closing purchase transactions	—	—	(2,551,000)	(1,742,749)
Options expired	(154,286,138)	(519,193)	—	—
Options outstanding at October 31, 2013	—	$—	—	$—

89

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Notes to Financial Statements (continued)
October 31, 2013

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide the annual advisory fees based on the total average daily net assets for the Funds which are indicated as below. These fees are calculated daily and paid monthly.

Fund	Annual Management Fee
Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Value Fund	1.25%
Third Avenue Focused Credit Fund	0.75%

Additionally, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds’ Chief Compliance Officer and other miscellaneous expenses. At October 31, 2013, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund had amounts payable to the Adviser of $293,485, $81,943, $272,140, $131,176 and $141,833, respectively, for reimbursement of expenses paid by the Adviser.

Under current arrangements, whenever, in any fiscal year, each Fund’s normal operating expenses, including the investment advisory fee, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeds the expense limitation based on each Fund’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse each Fund in an amount equal to that excess. The expense limitations for each Fund are disclosed in its corresponding Financial Highlights. Below are the corresponding contingent liabilities to the Adviser in effect for each Fund:

		October 31, 2011	Expenses Waived through Fiscal Periods ending October 31, 2012	October 31 2013

		Subject to Repayment until October 31,
Fund	Expiration Date	2014	2015	2016
Third Avenue International Value Fund	2/28/2014	$582,479	$384,146	$383,912

The waived fees and reimbursed expenses may be paid to the Adviser during the following three-year period after the end of the fiscal year in which an expense is waived or reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause a Fund to exceed the limitations disclosed in the corresponding financial high-

90

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October 31, 2013

lights. These expense limitations can be terminated at any time. The Adviser recovered previously waived fees of $250,396 for Third Avenue Value Fund for the year ended October 31, 2013.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. Each Fund pays the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for such services. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $197,210.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2013, such fees amounted to $2,662,001 for Third Avenue Value Fund, $648,001 for Third Avenue Small-Cap Value Fund, $1,800,001 for Third Avenue Real Estate Value Fund, $860,000 for Third Avenue International Value Fund and $680,001 for Third Avenue Focused Credit Fund.

The Funds have an expense offset arrangement in connection with their custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. The following amounts are the reduction of expenses due to this arrangement for the year ended October 31, 2013. These amounts are reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statements of Operations.

Fund	Custody Credit
Third Avenue Value Fund	$156,847
Third Avenue Small-Cap Value Fund	13,401
Third Avenue Real Estate Value Fund	152,415
Third Avenue International Value Fund	55,939
Third Avenue Focused Credit Fund	37,326

91

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Notes to Financial Statements (continued)
October 31, 2013

4. RELATED PARTY TRANSACTIONS

Brokerage commissions:

M.J. Whitman LLC, a registered broker-dealer, operates under common control with the Adviser. For the year ended October 31, 2013, the Funds paid no brokerage commissions to M.J. Whitman LLC.

Investment in affiliates:

A summary of the Funds’ transactions in securities of affiliated issuers for the year ended October 31, 2013 is set forth below:

Third Avenue Value Fund

Name of Issuer:	Shares/ Principal Amount Held at Oct. 31, 2012	Gross Purchases and Additions		Gross Sales and Reductions		Shares/ Principal Amount Held at Oct. 31, 2013	Value at Oct. 31, 2013	Investment Income Nov. 1, 2012 - Oct. 31, 2013
Cavco Industries, Inc.†*	—	1,537,742	[1]	—		1,537,742	$85,815,088	$—
Cavco Industries, Inc.**	—	271,366	[1]	—		271,366	15,893,918	—
Covanta Holding Corp.*	7,193,557	—		1,237,550		5,956,007	102,264,640	—
Fleetwood Homes, Inc.*	983	—		983	[1]	—	—	—
Home Products International, Inc.	526,368	—		—		526,368	26,318	—
Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-In-Kind Interest, due 3/20/17	19,106,981	1,163,616	[2]	—		20,270,597	3,691,276	1,169,808	[2]
Lai Sun Garment International, Ltd.	159,010,000	12,383,000		—		171,393,000	31,170,402	—
Manifold Capital LLC	37	—		—		37	812,000	—
RS Holdings Corp., Class A*	9,337	—		9,337		—	—	—
RS Holdings Corp., Convertible Pfd., Class A*	1,022,245	—		1,022,245		—	—	—
Sycamore Networks, Inc.	3,689,979	—		209,611		3,480,368	1,670,577	—
Tejon Ranch Co.	1,618,350	—		396,456		1,221,894	45,234,516	—
Tejon Ranch Co., Warrants, expires 8/31/16**	—	200,255	[3]	—		200,255	1,071,364	—
Tellabs, Inc.	21,648,175	3,286,562		—		24,934,737	60,840,758	22,081,139
Total Affiliates							$348,490,857	$23,250,947

[1]	Exchange of shares.
[2]	Payment-in-kind interest.
[3]	Share increase due to corporate action.
†	Restricted security subject to restrictions on resale.
*	As of October 31, 2013, no longer an affiliate.
**	As of October 31, 2012, not an affiliate.

92

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Notes to Financial Statements (continued)
October 31, 2013

Third Avenue Small-Cap Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Shares Held at Oct. 31, 2013	Value at Oct. 31, 2013	Investment Income Nov. 1, 2012 - Oct. 31, 2013
Bel Fuse, Inc., Class B*	522,561	—	447,213	75,348	$1,585,322	$—
PYI Corp., Ltd.*	473,984,230	—	473,984,230	—	—	—
Total Affiliates					$1,585,322	$—

*	As of October 31, 2013, no longer an affiliate.

Third Avenue Real Estate Value Fund

Name of Issuer:	Shares/Units Held at Oct. 31, 2012	Gross Purchases and Additions		Gross Sales and Reductions	Shares/Units Held at Oct. 31, 2013	Value at Oct. 31, 2013	Investment Income Nov. 1, 2012 - Oct. 31, 2013
Consolidated-Tomoka Land Co.	500,500	—		—	500,500	$18,778,760	$25,025
Forest City Enterprises, Inc., Class A*	8,846,798	—		3,000,000	5,846,798	118,456,127	—
Newhall Holding Co. LLC, Class A Units	29,513,141	334,076	[1]	1,000,000	28,847,217	91,229,323	—
Thomas Properties Group, Inc.	7,354,979	—		—	7,354,979	50,013,857	—
Total Affiliates						$278,478,067	$25,025

[1]	Share increase due to capital contribution.
*	As of October 31, 2013, no longer an affiliate.

Third Avenue International Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2012	Gross Purchases and Additions		Gross Sales and Reductions		Shares Held at Oct. 31, 2013	Value at Oct. 31, 2013	Investment Income Nov. 1, 2012 - Oct. 31, 2013
Boardroom, Ltd.	22,522,784	—		—		22,522,784	$11,150,791	$182,113
GP Investments, Ltd., BDR	7,939,408	1,730,324		934,944		8,734,788	15,674,425	—
Netia S.A.	38,601,902	—		5,304,156		33,297,746	55,129,613	—
Rubicon, Ltd.	68,518,625	—		524,976		67,993,649	19,937,850	—
Straits Trading Co. Ltd.**	—	39,643,649	[1]	13,206,000		26,437,649	77,895,504	11,602,138
Tenon, Ltd.	10,482,120	—		76,269		10,405,851	12,635,038	—
WBL Corp., Ltd.*	37,050,140	—		37,050,140	[1]	—	—	—
Total Affiliates							$192,423,221	$11,784,251

BDR:	Brazilian Depositary Receipt
[1]	Exchange of shares.
*	As of October 31, 2013, no longer an affiliate.
**	As of October 31, 2012, not an affiliate.

93

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Third Avenue Focused Credit Fund

Name of Issuer:	Shares/ Principal Amount Held at Oct. 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Shares/ Principal Amount Held at Oct. 31, 2013	Value at Oct. 31, 2013	Investment Income Nov. 1, 2012 - Oct. 31, 2013
Phosphate Holdings, Inc.**	—	478,500	—	478,500	$354,090	$—
Radio One, Inc., 12.500%, due 5/24/16**	5,000,000	34,000,690	—	39,000,690	39,683,202	2,575,743
Radio One, Inc., Class D**	—	1,980,578	—	1,980,578	5,941,734	—
Spanish Broadcasting System, Inc., 12.500%, due 4/15/17**	12,550,000	12,450,000	3,000,000	22,000,000	24,200,000	2,388,857
Spanish Broadcasting System, Inc., Class A**	148,440	234,246	—	382,686	1,515,437	—
Total Affiliates					$71,694,463	$4,964,600

**	As of October 31, 2012, not an affiliate.

Certain employees of the Adviser serve as members of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2013, the Funds received the following board member fees from these companies that board members employed by the Adviser agreed to have paid directly to the benefit of the Funds. These fees are included in “Other Income” on the accompanying Statements of Operations.

Fund	Fees
Third Avenue Value Fund	$92,458
Third Avenue Real Estate Value Fund	21,805

On February 29, 2012, Third Avenue Value Fund processed in-kind redemptions totaling $106,255,348 from certain investors affiliated with the Adviser, resulting in total realized gains of $19,193,298. The investors contributed the redeemed securities to a newly created fund affiliated with the Adviser. The investments redeemed in-kind have been valued in accordance with the valuation methods set forth in the Fund documents and the policies described in these financial statements.

5. DISTRIBUTION EXPENSES

The Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to Third Avenue Value Fund Investor Class (“TVFVX”), Third Avenue Small-Cap Value Fund Investor Class (“TVSVX”), Third Avenue Real Estate Value Fund Investor Class (“TVRVX”), Third Avenue International Value Fund Investor Class (“TVIVX”), and Third Avenue Focused Credit Fund Investor Class (“TFCVX”), each Fund’s Investor Class accrues a fee calculated at the annual rate of 0.25% of average daily net assets of the class. Such fees may be paid to institutions that provide distribution services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. Financial Industry Regulatory Authority (“FINRA”) rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

94

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

For the year ended October 31, 2013, distribution expenses were as follows:

Fund	Distribution Fees
Third Avenue Value Fund	$78,768
Third Avenue Small-Cap Value Fund	24,996
Third Avenue Real Estate Value Fund	217,606
Third Avenue International Value Fund	68,113
Third Avenue Focused Credit Fund	1,124,797

6. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value.

Transactions in capital stock of each class were as follows:

Third Avenue Value Fund:

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	236,398	$12,612,994	215,462	$9,622,198
Shares issued upon reinvestment of dividends and distributions	13,142	647,390	11,053	437,198
Shares redeemed*	(144,111)	(7,622,451)	(274,865)	(12,485,879)
Net increase/(decrease)	105,429	$5,637,933	(48,350)	$(2,426,483)

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	1,820,186	$96,038,392	2,561,771	$112,806,441
Shares issued upon reinvestment of dividends and distributions	1,259,150	62,037,809	1,613,299	63,789,873
Shares redeemed*	(11,850,032)	(623,456,688)	(26,628,875)	(1,184,671,697)
Shares redeemed-in-kind	—	—	(2,230,381)	(106,255,348)
Net decrease	(8,770,696)	$(465,380,487)	(24,684,186)	$(1,114,330,731)

95

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Third Avenue Small-Cap Value Fund:

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	130,796	$3,254,427	141,093	$2,932,132
Shares issued upon reinvestment of dividends and distributions	10,644	237,778	1,666	32,863
Shares redeemed*	(85,830)	(2,122,174)	(141,271)	(3,008,530)
Net increase/(decrease)	55,610	$1,370,031	1,488	$(43,535)

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	1,478,630	$36,235,040	1,612,280	$33,541,570
Shares issued upon reinvestment of dividends and distributions	860,196	19,216,789	243,005	4,794,476
Shares redeemed*	(7,558,576)	(183,562,807)	(12,065,355)	(251,832,862)
Net decrease	(5,219,750)	$(128,110,978)	(10,210,070)	$(213,496,816)

Third Avenue Real Estate Value Fund:

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	3,223,891	$88,684,390	1,141,097	$27,022,931
Shares issued upon reinvestment of dividends and distributions	206,129	5,171,770	—	—
Shares redeemed*	(779,847)	(20,986,092)	(1,111,770)	(24,638,161)
Net increase	2,650,173	$72,870,068	29,327	$2,384,770

96

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	15,341,907	$414,105,748	11,574,791	$269,518,751
Shares issued upon reinvestment of dividends and distributions	5,269,569	132,635,045	—	—
Shares redeemed*	(15,986,629)	(429,839,095)	(21,796,250)	(501,718,367)
Net increase/(decrease)	4,624,847	$116,901,698	(10,221,459)	$(232,199,616)

Third Avenue International Value Fund:

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	762,336	$13,688,140	486,845	$7,412,461
Shares issued upon reinvestment of dividends and distributions	7,774	131,765	13,771	191,418
Shares redeemed*	(164,894)	(2,955,523)	(267,506)	(3,992,249)
Net increase	605,216	$10,864,382	233,110	$3,611,630

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	6,247,580	$112,069,681	9,704,981	$147,206,578
Shares issued upon reinvestment of dividends and distributions	571,476	9,686,532	1,357,835	18,860,331
Shares redeemed*	(18,461,777)	(334,119,054)	(21,647,334)	(322,662,446)
Net decrease	(11,642,721)	$(212,362,841)	(10,584,518)	$(156,595,537)

97

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Third Avenue Focused Credit Fund:

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	45,395,691	$496,920,185	13,721,979	$137,375,438
Shares issued upon reinvestment of dividends and distributions	3,040,119	32,842,155	3,202,454	30,995,916
Shares redeemed*	(13,244,809)	(143,844,871)	(16,393,751)	(163,886,309)
Net increase	35,191,001	$385,917,469	530,682	$4,485,045

	For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	50,142,269	$549,466,059	19,758,867	$197,750,900
Shares issued upon reinvestment of dividends and distributions	4,117,795	44,367,404	6,769,698	65,349,259
Shares redeemed*	(25,906,733)	(280,375,773)	(35,996,769)	(359,200,769)
Net increase/(decrease)	28,353,331	$313,457,690	(9,468,204)	$(96,100,610)

*	Redemption fees are netted with redemption amounts.

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund, and Third Avenue Focused Credit Fund charge a redemption fee of 1%, 1%, 1%, 2%, and 2%, respectively, for shares redeemed or exchanged for shares of another Fund within 60 days or less of the purchase date.

7. COMMITMENTS AND CONTINGENCIES

Third Avenue Focused Credit Fund has committed $4,091,328 to Rural/Metro Corp. pursuant to a debtor-in-possession loan, of which $1,089,381 has not been funded as of October 31, 2013. This commitment may be payable upon demand of Rural/Metro Corp. Accordingly, Third Avenue Focused Credit Fund has segregated cash of $1,089,382 to meet this contingency.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

98

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

8. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High yield debt:

The Funds may invest in high yield, lower grade debt (sometimes referred to as “junk bonds”). The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Litigation claims:

An investment in litigation claims is very speculative and carries a high degree of risk. Litigation claims are illiquid instruments which generally do not pay interest. Litigation claims may also be allowed or disallowed in whole or part. If allowed, they may be settled by a pro-rata distribution of the assets of the estate. The markets in litigation claims are not regulated by federal securities laws or the SEC. Because litigation claims are unsecured, holders of litigation claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Credit and interest rate risk:

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Market risk:

Prices of securities (and stocks in particular) have historically fluctuated. The value of the Funds will similarly fluctuate and you could lose money.

Counterparty risk:

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by

99

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

At October 31, 2013, the Funds had counterparty concentration of credit risk primarily with Goldman, Sachs and Co., JPMorgan Chase Bank, N.A. and Macquarie Bank Ltd.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Loans and other direct debt instruments:

The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”).

Cash concentration:

The Funds’ cash balances are held at a major regional U.S. bank. The Funds’ cash balances, which typically exceed Federal Deposit Insurance Corporation insurance coverage, subject the Funds to a concentration of credit risk. The Funds regularly monitor the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

100

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2013

Off-balance sheet risk:

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Fund concentration:

The Funds hold relatively concentrated portfolios that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments. Additionally, the Funds may encounter some difficulty in liquidating securities of concentrated positions.

9. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Funds from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded by the Funds on the ex-dividend date. In order to present accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, real estate investment trusts (“REITs”) and partnerships, the difference in the treatment of amortization of discount on certain debt instruments, certain derivative instruments and other book to tax adjustments. Net investment income, net realized capital gain (loss) on investments and foreign currency transactions and net assets were not affected by these changes. For the year ended October 31, 2013, the adjustments were as follows:

	Increase/(Decrease) to Accumulated Net Investment Income (Loss)	Increase/(Decrease) to Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	Increase/(Decrease) to Capital Stock
Third Avenue Value Fund	$88,448,716	$(88,448,068)	$(648)
Third Avenue Small-Cap Value Fund	1,635,780	(1,554,296)	(81,484)
Third Avenue Real Estate Value Fund	21,936,584	(21,936,584)	—
Third Avenue International Value Fund	2,459,185	(2,459,185)	—
Third Avenue Focused Credit Fund	2,168,478	(2,168,478)	—

101

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

The tax character of dividends and distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Ordinary	Net
	Income	Capital Gains	Total
Third Avenue Value Fund	$67,702,727	$—	$67,702,727
Third Avenue Small-Cap Value Fund (a)	8,725,103	11,473,378	20,198,481
Third Avenue Real Estate Value Fund (a)	67,790,507	78,114,778	145,905,285
Third Avenue International Value Fund	10,600,402	—	10,600,402
Third Avenue Focused Credit Fund	92,923,447	—	92,923,447

The tax character of dividends and distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Ordinary	Net
	Income	Capital Gains	Total
Third Avenue Value Fund	$67,809,314	$—	$67,809,314
Third Avenue Small-Cap Value Fund	2,502,317	2,530,534	5,032,851
Third Avenue Real Estate Value Fund	—	—	—
Third Avenue International Value Fund	20,206,832	—	20,206,832
Third Avenue Focused Credit Fund (a)	96,676,060	19,655,337	116,331,397

At October 31, 2013, the accumulated undistributed earnings on a tax basis were:

	Undistributed	Net
	Ordinary Income	Capital Gains
Third Avenue Value Fund	$84,230,598	$—
Third Avenue Small-Cap Value Fund (a)	9,002,409	32,939,632
Third Avenue Real Estate Value Fund (a)	43,989,118	7,692,569
Third Avenue International Value Fund	15,992,455	—
Third Avenue Focused Credit Fund	13,737,536	—

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing difference.

(a)	Includes short-term capital gains, which is taxed as ordinary income.

For the year ended October 31, 2013, certain Funds generated net capital gains which were offset by prior year capital loss carryforwards as follows:

Third Avenue Value Fund	$75,128,555
Third Avenue International Value Fund	108,921,748
Third Avenue Focused Credit Fund	30,934,383

102

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. However, any capital loss carryforward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carryforward from a pre-enactment year can be used. This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

As of October 31, 2013, certain Funds have capital loss carryforwards which should be available to offset certain capital gains generated in future years as follows:

			Third Avenue International		Third Avenue Focused
	Third Avenue Value Fund		Value Fund		Credit Fund
Capital Losses incurred in a pre-enactment year	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Expiration Date
10/31/2017	$85,507,572	$—	$40,931,822	$—	$—	$—
10/31/2018	—	—	56,307,639	—	—	—
	$85,507,572	—	$97,239,461	—	—	—
Capital Losses incurred in a post-enactment year
No Expiration Date	—	—	—	—	—	38,021,688
Total	$85,507,572	$—	$97,239,461	$—	$—	$38,021,688

No distributions of capital gains are expected to be paid to shareholders of the above Funds until either net capital gains in excess of such carryforwards are recognized or such carryforwards expire. It is uncertain whether the Funds will be able to realize the full benefit of pre-enactment year capital loss carryforwards prior to their expiration dates.

The U.S. federal income tax basis of the Funds’ investments and the total unrealized appreciation (depreciation) as of October 31, 2013 were as follows:

	Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
Third Avenue Value Fund	$1,890,300,456	$616,481,460	$(188,357,333)	$428,124,127	$56,173	$428,180,300
Third Avenue Small-Cap Value Fund	468,900,879	190,278,342	(11,612,781)	178,665,561	20,224	178,685,785
Third Avenue Real Estate Value Fund	1,304,782,687	540,263,902	(45,007,579)	495,256,323	(1,866,621)	493,389,702

103

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2013

	Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
Third Avenue International Value Fund	$985,345,244	$244,392,443	$(95,304,718)	$149,087,725	$(5,302)	$149,082,423
Third Avenue Focused Credit Fund	1,516,020,492	146,081,652	(84,276,787)	61,804,865	7,178	61,812,043

The difference between book and tax basis total unrealized appreciation (depreciation) on investments and foreign currency transactions is primarily attributable to deferred losses on wash sales, mark-to-market treatment of investments in certain passive foreign investment companies, investments in REITs and partnerships, differences in the treatment of amortization of discount on certain debt instruments and other timing differences. Other cost basis adjustments are primarily attributable to unrealized appreciation (depreciation) on certain derivatives and net unrealized appreciation (depreciation) on receivables and payables on foreign currency.

10. SUBSEQUENT EVENTS

The Adviser has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no events, except those listed below, that would require adjustment to or additional disclosure in the Funds’ financial statements.

On December 18, 2013, the Funds made the following per share distributions to shareholders of record on December 17, 2013. This information should not be used in completing your income tax returns as it may not represent final tax information.

	Ordinary	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
Third Avenue Value Fund Institutional Class	$1.9272	$—	$—
Third Avenue Value Fund Investor Class	1.7969	—	—
Third Avenue Small-Cap Value Fund Institutional Class	0.0367	0.3674	1.3981
Third Avenue Small-Cap Value Fund Investor Class	—	0.3674	1.3981
Third Avenue Real Estate Value Fund Institutional Class	0.3037	0.2693	0.1332
Third Avenue Real Estate Value Fund Investor Class	0.2610	0.2693	0.1332
Third Avenue International Value Fund Institutional Class	0.2583	—	—
Third Avenue International Value Fund Investor Class	0.2171	—	—
Third Avenue Focused Credit Fund Institutional Class	0.2274	—	—
Third Avenue Focused Credit Fund Investor Class	0.2209	—	—

104

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Third Avenue Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (collectively constituting Third Avenue Trust, hereafter referred to as the “Trust”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 27, 2013

105

Annual Renewal of Investment Advisory Agreements

(Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 5-6, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) (the “Independent Trustees”)), approved the renewal of each Fund’s Investment Advisory Agreement (collectively, the “Agreements”). Prior to voting on the Agreements, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its June 5, 2013 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds;

2.	the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of each Fund’s advisory fees and expense ratios and in analyzing the Fund’s performance;

3.	each Fund’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of each Fund and the funds in its comparison universe and competitive fund group and noting generally the competitive expense ratios;

4.	performance analyses of each Fund and funds in its competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisory accounts;

106

Annual Renewal of Investment Advisory Agreements (continued)

(Unaudited)

6.	information presented in respect of economies of scale, noting that certain Fund’s assets had declined significantly over the last five years (and noting the Focused Credit Fund has had sharply increasing assets since inception in 2009 but declining average assets in 2012 from 2011 and a lower expense ratio in 2012 than 2010); that the Adviser has agreed to waive its fees and/or reimburse expenses to maintain an expense limitation for each Fund; and the extensive resources that the Adviser continues to dedicate to its business even while Fund assets generally have declined in recent years;

7.	the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

8.	fallout benefits, including (i) fees for providing administrative services and (ii) research services received by the Adviser in connection with executing Fund portfolio transactions.

B. Description of Personnel and Services Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.	the nature, extent and quality of services rendered to the Funds, including the Adviser’s investment, senior management and operational personnel (and additions to them), and the oversight of day-to-day operations of the Funds provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy; and

3.	the value added over time through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments.

C. Investment Performance of the Funds and Adviser

1.	The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group for various periods.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered and evaluated each Fund’s performance over various time periods in light of market conditions, the Adviser’s investing style and circumstances particular to that Fund. The Trustees understood the relevant circumstances and the efforts the Adviser was making to improve performance over time. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive fund group and the performance analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that the profitability percentage for each Fund was well below the maximum profitability levels found in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that each Fund’s fee paid to the Adviser was reasonable in light of com-

107

Annual Renewal of Investment Advisory Agreements (continued)

(Unaudited)

parative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Fund, including administration fees paid to the Adviser. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Funds as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. The Trustees recognized that differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether material economies of scale are present and, if present, are shared with the Funds and considered each Fund’s fee structure and the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds. The Trustees concluded that, because of declining overall assets, material economies of scale were not present to be shared with the Funds.

108

Management of the Trust
(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustees

	Term of Office	Position(s)
	and Length of	Held With	Principal Occupation(s)	Other Directorships
Name, Date of Birth & Address	Time Served*	Registrant	During Past 5 Years	held by Trustee
Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee since 11/90	Chairman and Trustee	Chairman (3/90 to Present) of Third Avenue Trust; Chairman (7/99 to Present) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to 2010) of Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co. Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) of the Yale School of Management at Yale University; Chartered Financial Analyst.	Director (1991 to 2001) of Nabors Industries, Inc. (international oil drilling services).

David M. Barse** DOB: June 1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee	President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to 9/12) of Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present).	Director (7/96 to Present) of Covanta Holding Corp. (utilities/waste management); Trustee (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

109

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

	Term of Office	Position(s)
	and Length of	Held With	Principal Occupation(s)	Other Directorships
Name & Date of Birth	Time Served*	Registrant	During Past 5 Years	held by Trustee
Jack W. Aber DOB: September 1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to 2012) of Boston University School of Management. Emeritus (2012 to Present).	Trustee, The Managers Funds (1999 to Present) (40 portfolios); Trustee of Appleton Growth Fund (2001 to Present); Trustee of Aston Funds (2010 to Present) (23 portfolios); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to 11/09) for Hewitt Associates, LLC (consulting firm).	Trustee, The Managers Funds (1999 to Present) (40 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios); Trustee of Aston Funds (2010 to Present) (23 portfolios); Trustee (5/02 to Present) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present). Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and Author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm).	Trustee, The Managers Funds (1999 to Present) (40 portfolios); Trustee of Aston Funds (2010 to Present) (23 portfolios); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

110

Independent Trustees

	Term of Office	Position(s)
	and Length of	Held With	Principal Occupation(s)	Other Directorships
Name & Date of Birth	Time Served*	Registrant	During Past 5 Years	held by Trustee
Marvin Moser, M.D. DOB: January 1924	Trustee since 11/94	Trustee	Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; President of Hypertension Education Foundation (1977 to Present).	Director of Comprehensive Clinical Development (research and pharmaceutical site management company) (2002 to Present); Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.	Trustee, The Managers Funds (1999 to Present) (40 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios); Trustee of Aston Funds (2010 to Present) (23 portfolios); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Martin Shubik DOB: March 1926	Trustee since 11/90	Trustee	Seymour H. Knox Professor (1975 to 2007) of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Charles C. Walden DOB: July 1944	Trustee since 5/96	Trustee	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present). Trustee of Third Avenue Variable Series Trust (7/99 to Present).

*	Each trustee serves until his successor is duly elected and qualified.
**	Messrs. Whitman and Barse are “interested trustees” of the Trust due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC.

111

Principal Trust Officers Who Are Not Trustees

Position(s)
	Held With		Other Directorships
Name, Date of Birth & Address	Registrant	Principal Occupation(s) During Past 5 Years	held by Officer
Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO	Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present).	N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller	Controller (5/06 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.	N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel and Secretary	General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).	N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

112

Third Avenue Trust

Schedule of Shareholder Expenses

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2013, and held for the six month period ended October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period May 1, 2013 to October 31, 2013*	Annualized Expense Ratio
Third Avenue Value Fund
Investor Class
Actual	$1,000.00	$1,061.20	$6.86	1.32%
Hypothetical	$1,000.00	$1,018.55	$6.72	1.32%
Institutional Class
Actual	$1,000.00	$1,062.80	$5.51	1.06%
Hypothetical	$1,000.00	$1,019.86	$5.40	1.06%
Third Avenue Small-Cap Value Fund
Investor Class
Actual	$1,000.00	$1,135.80	$7.27	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Class
Actual	$1,000.00	$1,137.30	$5.93	1.10%
Hypothetical	$1,000.00	$1,019.66	$5.60	1.10%

113

Third Avenue Trust

Schedule of Shareholder Expenses (continued)

(Unaudited)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period May 1, 2013 to October 31, 2013*	Annualized Expense Ratio
Third Avenue Real Estate Value Fund
Investor Class
Actual	$1,000.00	$1,071.00	$6.94	1.33%
Hypothetical	$1,000.00	$1,018.50	$6.77	1.33%
Institutional Class
Actual	$1,000.00	$1,072.20	$5.64	1.08%
Hypothetical	$1,000.00	$1,019.76	$5.50	1.08%
Third Avenue International Value Fund
Investor Class
Actual	$1,000.00	$1,081.90	$8.66	1.65%
Hypothetical	$1,000.00	$1,016.89	$8.39	1.65%
Institutional Class
Actual	$1,000.00	$1,083.40	$7.35	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Third Avenue Focused Credit Fund
Investor Class
Actual	$1,000.00	$1,025.50	$5.92	1.16%
Hypothetical	$1,000.00	$1,019.36	$5.90	1.16%
Institutional Class
Actual	$1,000.00	$1,026.70	$4.65	0.91%
Hypothetical	$1,000.00	$1,020.62	$4.63	0.91%

*	Expenses (net of fee waivers, expense offset arrangement and/or expense recovery) are equal to the Class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (184) divided by 365.

114

Third Avenue Trust

Federal Tax Status of Dividends and Distributions

(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2013. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2013.

The Funds are required to designate the portion of any distributions made to shareholders during their fiscal year beginning on November 1, 2012 and ending on October 31, 2013 that were from capital gains. Depending upon your instructions, distributions from the Funds were either paid to you in cash or reinvested into your account.

During the fiscal year-ended October 31, 2013 Third Avenue Small Cap-Value Fund’s per-share distributions to Investor Class shareholders consisted of $0.157 from net investment income, $0.134 from short-term capital gain and $0.370 from long-term capital gain. Distributions to Institutional Class shareholders consisted of $0.214 from net investment income, $0.134 from short-term capital gain and $0.370 from long-term capital gain. Distributions from short-term capital gain are treated as ordinary income for U.S. federal income tax purposes.

During the fiscal year-ended October 31, 2013 Third Avenue Real Estate Value Fund’s per-share distributions to Investor Class shareholders consisted of $0.820 from net investment income, $0.187 from short-term capital gain and $1.211 from long-term capital gain. Distributions to Institutional Class shareholders consisted of $0.872 from net investment income, $0.187 from short-term capital gain and $1.211 from long-term capital gain. Distributions from short-term capital gain are treated as ordinary income for U.S. federal income tax purposes.

For the fiscal year ended October 31, 2013, the designations below are applicable to the ordinary income dividends paid by each Fund in accordance with Section 854 of the Internal Revenue Code.

	Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations
Third Avenue Value Fund	$41,139,082	43.61%
Third Avenue Small-Cap Value Fund	9,356,445	95.75%
Third Avenue Real Estate Value Fund	10,794,507	2.14%
Third Avenue Internatiuonal Value Fund	9,848,841	9.12%

The following Funds intend to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code. Gross foreign source income and foreign tax expenses for the year ended October 31, 2013 are as follows:

	Gross Foreign Source Income	Foreign Tax Pass Through
Third Avenue Value Fund	$31,471,059	$2,357,745
Third Avenue International Value Fund	35,617,913	2,712,393

Information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be issued by the Funds in the early part of 2014.

115

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BOARD OF TRUSTEES

Jack W. Aber	Marvin Moser
David M. Barse	Eric Rakowski
William E. Chapman, II	Martin Shubik
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman

OFFICERS

Martin J. Whitman — Chairman of the Board
David M. Barse — President, Chief Executive Officer
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone 212-888-5222
Toll Free 800-443-1021
Fax 212-888-6757
www.thirdave.com

Item 2. Code of Ethics.

At October 31, 2013, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Aber as the Committee’s ACFE. Each of Messrs. Aber, Shubik and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $334,000, including out of pocket expenses of approximately $7,000, for the fiscal year ended October 31, 2013 and $308,000, including out of pocket expenses of approximately $6,500, for the fiscal year ended October 31, 2012.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service

Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $249,200 for the fiscal year ended October 31, 2013 and $209,700 for the fiscal year ended October 31, 2012. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $249,200 for the fiscal year ended October 31, 2013 and $209,700 for the fiscal year ended October 31, 2012.

(h) The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule I - Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 27, 2013

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	December 27, 2013